UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE PEP BOYS-MANNY, MOE & JACK
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:
James W. McKenzie, Jr., Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5134	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION DATED MAY 22, 2015

THE PEP BOYS - MANNY, MOE & JACK

3111 West Allegheny Avenue

Philadelphia, Pennsylvania 19132

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

It is our pleasure to invite you to Pep Boys 2015 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “2015 Annual Meeting”).  This year’s meeting will be held on Friday, July 10, 2015, at              a.m., Eastern Daylight Time, at                   , for the following purposes:

1.                      To elect eight directors to serve until the 2016 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2.                      To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2015, as disclosed in this proxy statement;

3.                      To ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending January 30, 2016; and

4.                      To transact such other business as may properly come before the 2015 Annual Meeting.

The attached proxy statement provides further information about the matters to be acted on at the 2015 Annual Meeting.  All shareholders of record at the close of business on Wednesday, May 27, 2015 are entitled to vote at the 2015 Annual Meeting.  Your vote is important to us.  Please vote as soon as possible in one of the following ways:

•                        By Internet by visiting the website shown on your WHITE proxy card.

•                        By telephone by calling the toll-free telephone number shown on your WHITE proxy card.

•                        By mail by returning the WHITE proxy card in the postage-paid envelope provided.

•                        By following the instructions on your proxy materials if your shares are held in the name of your bank, broker or other holder of record.

Whether or not you plan to attend the 2015 Annual Meeting, please make sure that your shares are represented by voting in advance of the 2015 Annual Meeting using one of these methods.

In selecting the director nominees that we are proposing for election in the attached proxy statement, your Board of Directors has focused on selecting experienced candidates who will work together constructively with a focus on operational excellence, financial strength and shareholder value.  Your Board of Directors is pleased to nominate for election as directors the eight persons named in Proposal No. 1 in the attached proxy statement and on the enclosed WHITE proxy card.  Your Board of Directors believes that these eight director nominees have the integrity,

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knowledge, breadth of relevant and diverse experience and commitment necessary to navigate Pep Boys through the complex and dynamic business environment in which we operate and to deliver superior value to our shareholders.

As you may be aware, GAMCO Asset Management Inc. (“GAMCO”) has notified us of its intent to nominate six director nominees at the 2015 Annual Meeting in opposition to the slate of highly qualified nominees recommended by our Nominating and Governance Committee and unanimously approved for nomination by your Board of Directors. You may receive an opposing proxy statement and [BLUE] proxy card and letters or other proxy solicitation materials from GAMCO or other persons or entities affiliated with GAMCO.  Please be advised that we are not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by GAMCO or any other statements that it may otherwise make.

Your Board of Directors does not endorse the nominees of GAMCO. We urge shareholders NOT to sign or return any [BLUE] proxy card or voting instruction form that you may receive from GAMCO or any person other than Pep Boys. Even a later dated “WITHHOLD” vote with respect to GAMCO’s nominees on its [BLUE] proxy card will cancel any previously submitted WHITE proxy card. However, if you have previously signed and returned a [BLUE] proxy card sent to you by GAMCO, you may revoke it by signing, dating and returning the WHITE proxy card pursuant to the instructions in the enclosed proxy statement or by re-voting by Internet or telephone or at the 2015 Annual Meeting, by following the directions on your WHITE proxy card.  Only the latest dated proxy card you vote will be counted.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD. YOUR BOARD ALSO RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.

Please read the attached proxy statement, as it contains important information you need to know to vote at the 2015 Annual Meeting.

We look forward to seeing you at the 2015 Annual Meeting. If you have any questions, require assistance with voting your WHITE proxy card or need additional copies of the proxy materials, please contact:

Toll Free at (800) 322-2885

Call Collect at (212) 929-5500

By Email at proxy@mackenziepartners.com

Sincerely,

Brian D. Zuckerman
Secretary
, 2015

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, WE RESPECTFULLY URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A PROXY FROM THE PERSON IN WHOSE NAME THEIR SHARES ARE REGISTERED.

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IMPORTANT

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM GAMCO OR ANY PERSON OTHER THAN PEP BOYS, EVEN AS A PROTEST VOTE AGAINST GAMCO OR ANY OF GAMCO’S NOMINEES. Any proxy you sign from GAMCO for any reason could invalidate previous WHITE proxy cards sent by you to support Pep Boys’ Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the 2015 Annual Meeting as described in this proxy statement.

IMPORTANT

PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY [BLUE] PROXY CARD SENT TO YOU BY GAMCO

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

THE PEP BOYS - MANNY, MOE & JACK

3111 West Allegheny Avenue

Philadelphia, Pennsylvania 19132

PROXY STATEMENT

PRELIMINARY PROXY STATEMENT,

SUBJECT TO COMPLETION DATED MAY 22, 2015

THE PEP BOYS - MANNY, MOE & JACK

3111 West Allegheny Avenue

Philadelphia, Pennsylvania 19132

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Pep Boys — Manny, Moe & Jack, a Pennsylvania corporation (the “Company” or “Pep Boys”), for use at the Pep Boys 2015 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “2015 Annual Meeting”).  The meeting will be held on Friday, July 10, 2015, at                           , at                        , a.m., Eastern Daylight Time.

The Company’s Proxy Statement, form of WHITE proxy card and 2014 Annual Report are available at www.proxyvote.com.

We are mailing to shareholders, and making available to shareholders via the Internet, this Proxy Statement, form of WHITE proxy card, and our 2014 Annual Report on or about                 , 2015. Shareholders should review the information provided herein in conjunction with our Annual Report to Shareholders that accompanies this Proxy Statement. Our principal executive offices are located at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132, and our telephone number is (215) 430-9000.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please vote today by telephone, Internet or, by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, as described in this proxy statement.

What is the purpose of the 2015 Annual Meeting?

At the 2015 Annual Meeting, shareholders will vote on three proposals:

•            To elect eight directors of Pep Boys to serve until the 2016 annual meeting of shareholders or until their successors are duly elected and qualified (Proposal No. 1).

•            An advisory vote to approve the compensation of our named executive officers for the fiscal year ended January 31, 2015 as disclosed in this Proxy Statement (Proposal No. 2).

•            To ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending January 30, 2016 (Proposal No. 3).

In addition, we will consider such other business, if any, that properly comes before the 2015 Annual Meeting.

What are the Board of Directors’ recommendations?

Unless you give other directions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

Your Board of Directors unanimously recommends that you vote:

•            FOR ALL of your Board of Directors’ nominees for director named on the WHITE proxy card and described below under “Proposal No. 1 — Election of Directors” (Jane Scaccetti, John T. Sweetwood, Robert H. Hotz, James A. Mitarotonda, Nick White, Robert Rosenblatt, Andrea M. Weiss and Robert L. Nardelli).

•            FOR the approval of an advisory resolution approving the compensation of our named executive officers for the fiscal year ended January 31, 2015, as disclosed in this Proxy Statement.

•            FOR the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending January 30, 2016.

If any other matters properly come before the 2015 Annual Meeting, the proxies received will be voted in accordance with the discretion of the proxy holders named on the WHITE proxy card.

Will other candidates be nominated for election as directors at the 2015 Annual Meeting in opposition to the Board of Directors’ nominees?

Yes. GAMCO, a shareholder of Pep Boys, has notified us that it intends to nominate six persons for election as directors to the Board of Directors at the 2015 Annual Meeting in opposition to the highly qualified nominees recommended by your Board of Directors. Your Board of Directors does NOT endorse any nominee of GAMCO and unanimously recommends that you vote FOR ALL eight of the nominees proposed by Pep Boys’ Board of Directors by using the WHITE proxy card accompanying this proxy statement. The Board of Directors is deeply committed to Pep Boys, its shareholders and the creation and enhancement of shareholder value. The Board of Directors believes that the election of GAMCO’s nominees at the 2015 Annual Meeting is not in the best interests of Pep Boys and its shareholders. If GAMCO proceeds with its proposed director nominees, you may receive proxy materials from GAMCO. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by GAMCO or any other statements that it may otherwise make. If you have any questions or require any assistance with voting your shares, please contact MacKenzie Partners, Inc., toll free at (800) 322-2885.

What should I do if I receive a [BLUE] proxy card from GAMCO?

Your Board strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from GAMCO or any person other than Pep Boys, even as a protest vote against GAMCO or GAMCO’s nominees. Even if you “withhold” your vote with respect to GAMCO’s nominees on its proxy card, you will cancel any proxy previously given to Pep Boys.

If you previously signed a proxy card sent to you by GAMCO, you can change or revoke that proxy and vote for your Board’s nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote on the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the 2015 Annual Meeting to vote in person. Only your latest dated proxy or vote will be counted at the 2015 Annual Meeting.

If you need assistance changing or revoking your vote, please call Pep Boys’ proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322 2885.

Who may vote at the 2015 Annual Meeting?

Common stock is the only class of stock that Pep Boys has outstanding and is referred to in this Proxy Statement as “Pep Boys Stock.”  You may vote those shares of Pep Boys Stock that you owned as of the close of business on the record date, May 27, 2015.  As of the record date,                           shares were outstanding.

What are the voting rights of Pep Boys’ shareholders?

Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held on the record date, on all matters. However, in contested elections of directors, elections where the number of nominees exceeds the number of directors to be elected, each shareholder is entitled to vote cumulatively.  Cumulative voting entitles each shareholder to the number of votes equal to the number of shares owned by the shareholder multiplied by the number of directors to be elected.  Accordingly and without satisfying any condition precedent, a shareholder may cast all of his votes for one nominee for director or allocate his votes among all the nominees.  If GAMCO nominates individuals for election as directors to the Board of Directors at the 2015 Annual Meeting, the election of directors will be considered a contested election and shareholders will be entitled to vote cumulatively.

How do I vote?

You may vote using any of the following methods:

•                       Internet.  You may vote your shares by the Internet.  You will need the control number printed on your WHITE proxy card or in the instructions that accompany your proxy materials, as applicable.  The web site for Internet voting is also listed on your WHITE proxy card and in the instructions that accompany your proxy materials.  Internet voting is available 24 hours a day and will be accessible until 11:59 P.M. Eastern Time on July 9, 2015.  You will be able to confirm that the system has properly recorded your vote.  If you vote via the Internet, you do NOT need to return a proxy card or voting instruction form.

•                       Telephone.  If located in the United States or Canada, you can vote your shares by telephone by calling the toll-free telephone number printed on your WHITE proxy card or in the instructions that accompany your proxy materials, as applicable, and following the recorded instructions.  You will need the control number printed on your WHITE proxy card or in the instructions that accompany your proxy materials, as applicable.  Telephone voting is available 24 hours a day and will be accessible until 11:59 P.M. Eastern Time on July 9, 2015.   You will be able to confirm that the system has properly recorded your vote.  If you vote by telephone, you do NOT need to return a proxy card or voting instruction form.

•                       Mail.  You can vote by mail.  Simply complete and sign the WHITE proxy card and return it in the postage-paid envelope enclosed.  If you hold your shares through a bank or brokerage account, please complete and mail the voting instruction form in the envelope provided.

•                       Ballot at the Annual Meeting.  You may vote your shares at the 2015 Annual Meeting if you or your authorized proxy attends the 2015 Annual Meeting.  Even if you plan to attend the 2015 Annual Meeting, we encourage you to vote your shares by proxy using one of the foregoing methods.

Your shares will be voted as you direct.  If you submit a signed and dated WHITE proxy card, but fail to provide specific instructions on any matter, your shares will be voted as recommended by the Board of Directors.

Will my shares be voted if I do not provide instructions to my broker or nominee?

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non votes.”

When a matter to be voted on at a shareholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, brokers do not have discretion to vote shares that they hold in their name on behalf of a third party. Therefore, since this meeting is expected to be the subject of a contested solicitation, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the 2015 Annual Meeting, your broker will not be permitted to vote your shares on that proposal. This is called a “broker non vote.”

Please note that if you want your vote to be counted on any of the proposals to be considered at the 2015 Annual Meeting, including the election of directors, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

Can I change my vote after I submit my proxy?

Yes.  You may revoke your proxy at any time prior to its exercise at the 2015 Annual Meeting by (i) providing a later dated vote by Internet or telephone, (ii) delivering either a written revocation notice or another signed WHITE proxy card with a later date to our corporate Secretary or (iii) attending the 2015 Annual Meeting, requesting that your previously delivered proxy be revoked and then voting in person.

If you have previously signed and returned a [BLUE] proxy card or voting instruction form sent to you by GAMCO or any person other than Pep Boys, you may revoke it as described above.

How many votes must be present to hold the 2015 Annual Meeting?

In order to hold the 2015 Annual Meeting, a majority of the shares of Pep Boys Stock outstanding on the May 27, 2015 record date must be present at the 2015 Annual Meeting.  The presence of such a majority is called a quorum.  Since               shares were outstanding on the record date, at least                       shares must be present to establish a quorum.

Your shares are counted as present at the 2015 Annual Meeting if you attend and vote in person or if you properly return a proxy card.  Abstentions will be counted as present for the purpose of determining whether there is a quorum for all matters to be acted upon at the 2015 Annual Meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such shareholder’s instructions.  If the shareholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain “discretionary” items, but will not be permitted to vote such shareholder’s shares with respect to “non-discretionary” items.   In the case of non-discretionary items, the shares will be treated as “broker non-votes.”  Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum.  Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal.

How many votes are needed to elect directors?

In uncontested elections, a director nominee will only be elected if the nominee receives the affirmative vote of a majority of the votes cast with respect to the election of that nominee.  An “abstain” vote will have no effect on the outcome of the election, but will be counted for purposes of determining whether a quorum is present.  Under Pennsylvania law, if an incumbent director does not receive a majority vote, then the incumbent director will continue to serve on the Board of Directors until his or her successor is elected and qualified.  However, pursuant to our Amended and Restated Articles of Incorporation, an incumbent director who does not receive the required majority vote for re-election is required to tender a resignation to the Board of Directors. The Board of Directors will then accept or reject the resignation, or take other appropriate action, based upon the best interests of Pep Boys and our shareholders and will publicly disclose its decision and rationale within 90 days.

Pursuant to our Amended and Restated Articles of Incorporation, in a contested election of directors, all shareholders entitled to vote in the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to give any one candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of shares the shareholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. If cumulative voting applies at the 2015 Annual Meeting, the cumulative number of votes a shareholder may cast in director elections will be equal to the number of shares held by such shareholder on the record date multiplied by eight (the number of directors to be elected at the 2015 Annual Meeting).  If GAMCO nominates individuals for election as directors to the Board of Directors at the 2015 Annual Meeting, the election of directors will be considered contested and shareholders will be entitled to cumulate their votes in the election of directors. Please note that brokers may not vote on the election of directors in the absence of specific client instructions. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.

How can I cumulate my votes in the election of directors at the 2015 Annual Meeting?

A holder of record who wishes to provide vote allocation instructions, in the event that cumulative voting applies, must submit a proxy card by mail and should hand mark the number of votes such holder wishes to allocate to any particular nominee next to the name of such nominee on the enclosed WHITE proxy card. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holders will retain discretionary authority to cast your remaining votes pursuant to the instructions of the Board of Directors’ Proxy Voting Committee, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box. If you wish to grant the proxy holders discretionary authority to allocate votes among all our nominees you may check the “FOR ALL” box, but you are not required to do so. The proxy holders will retain discretionary authority to allocate votes among all our nominees except where you provide a specific instruction by hand marking the number of votes to be allocated or by marking the “FOR ALL EXCEPT” box.

Any shareholder who holds shares in street name and desires to specifically allocate votes among nominees, assuming cumulative voting applies, may do so by either informing the shareholder’s broker, banker or other custodian of the shareholder’s desire to attend the annual meeting, and requesting a legal proxy to attend the meeting, or by providing the broker, banker or other custodian with instructions as to how to allocate votes among nominees, which can then be delivered to the Company. Because each broker, banker or custodian has its own procedures and requirements, a shareholder holding shares in street name who wishes to allocate votes to specific nominees should contact its broker, banker or other custodian for specific instructions on how to obtain a legal proxy or provide vote allocation instructions.

Please note you will not be able to submit vote allocation instructions for director elections if you grant a proxy by telephone or the Internet. Any shareholder that has any question regarding the procedures for specifically allocating votes among nominees may call our proxy solicitor, MacKenzie Partners, Inc. at 1-800-322-2885.

How many votes are needed to approve the other matters to be acted on at the 2015 Annual Meeting?

Each of the other matters must be approved by a majority of the votes cast on such matter.   Abstentions are not considered votes “cast” for matters, and therefore will have no effect on the vote for matters and will not be considered in determining whether such proposals have received the requisite shareholder vote.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the 2015 Annual Meeting that are properly executed and dated will be voted at the 2015 Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted “FOR” the election of the Board’s eight nominees (subject to the right to prioritize such nominees in the event that cumulative voting applies) , “FOR” Proposal Nos. 2 and 3, and in accordance with the best judgment of the named proxies on any other matters that may come before the 2015 Annual Meeting.

If you do not specifically instruct otherwise, the proxy being solicited by our Board will confer upon the proxy holders the authority, in the event that cumulative voting applies, to cumulate votes at the instruction and discretion of your Board or any committee thereof so as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. Your Board has directed the Proxy Voting Committee to exercise such authority on the Board’s behalf (described under “Meetings and Committees of the Board of Directors”). Using this discretion, the Proxy Voting Committee may vote your shares for fewer than eight nominees.

If you elect to grant us your proxy and do not specifically instruct otherwise, you are authorizing the proxy holders to vote your shares in accordance with the discretion and at the instruction of the Board (or an authorized committee thereof), including to cumulate your votes in favor of certain nominees (rather than allocating votes equally among the nominees) and to determine the specific allocation of votes to individual nominees. You may withhold your authority to vote for one or more nominees, in which case the Proxy Voting Committee will retain discretion to allocate your votes among our other nominees unless you specifically instruct otherwise. Under no circumstances may the proxy holders cast your votes for any nominee from whom you have withheld authority to vote.

For example, a proxy marked “FOR ALL EXCEPT” may only be voted for those of our director nominees for whom you have not otherwise specifically withheld authority to vote, a proxy marked “WITHHOLD ALL” may not be voted for any of our director nominees, and a proxy marked “FOR ALL” may be voted for all of our director nominees. In exercising its discretion with respect to cumulating votes, our Proxy Voting Committee may instruct, in its sole judgment, the proxy holders to cumulate and cast the votes represented by your proxy for any of our director nominees for whom you have not otherwise withheld authority. For example, if you grant a proxy with respect to shares representing 800 cumulative votes, and mark “FOR ALL EXCEPT” one of our director nominees, the Proxy Voting Committee may instruct the proxy holders to cast the 800 votes for any or all of our eight other director nominees; of those eight other director nominees, moreover, the Proxy Voting Committee may allocate the 800 votes among them as it determines, such that each of those other director nominees may receive unequal portions of the 800 votes or none at all.

Assuming cumulative voting applies, unless you specifically instruct otherwise, the Proxy Voting Committee will instruct the proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of our director nominees, and will provide instructions as to the order of priority of the Board candidates in the event that fewer than all of our Board candidates are elected. The Proxy Voting Committee has not yet made any determination as to the order of priority of candidates to which it will allocate votes assuming cumulative voting applies, and expects to make this determination, if necessary, at the 2015 Annual Meeting. Accordingly, if you grant a proxy to us and have not specifically instructed otherwise, your shares will be voted for our director nominees at the discretion of the Proxy Voting Committee with respect to all of your shares (except that the Proxy Voting Committee will not be able to vote your shares for a candidate from whom you have withheld authority to vote). If you wish to exercise your own discretion as to allocation of votes among nominees, and you are a record holder of shares, you will be able to do so by attending the meeting and voting in person, by appointing another person as your representative to vote on your behalf at the meeting, or by providing us with specific instructions as to how to allocate your votes.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

As previously noted, GAMCO has provided us with the Notice indicating that it intends to nominate an opposition slate of six nominees for election as directors at the 2015 Annual Meeting in opposition to the highly-qualified and experienced director candidates your Board has nominated. As a result, you may receive proxy cards from both Pep Boys and GAMCO. To ensure that shareholders have Pep Boys’ latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the 2015 Annual Meeting, each of which will include a WHITE proxy card. The Board of Directors encourages you to vote each WHITE proxy card you receive.

THE BOARD OF DIRECTORS STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM GAMCO. Even a “WITHHOLD” vote with respect to GAMCO’s nominees on its proxy card will cancel any previously submitted WHITE proxy card.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM GAMCO, EVEN AS A PROTEST VOTE AGAINST GAMCO OR GAMCO’S NOMINEES.

Who will solicit proxies on behalf of the Board of Directors?

Proxies may be solicited on behalf of the Board of Directors, without additional compensation, by Pep Boys’ directors, officers and regular employees. Such persons are listed in Appendix A to this proxy statement. Additionally, Pep Boys has retained MacKenzie Partners, Inc., a proxy solicitation firm, who may solicit proxies on the Board of Directors’ behalf.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Pep Boys. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, together with our Annual Report on Form 10-K for the fiscal year ended January 31, 2015, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Due to the possibility of a proxy contest, we have engaged MacKenzie Partners Inc. to solicit proxies from shareholders in connection with the 2015 Annual Meeting. MacKenzie Partners Inc. expects that approximately 25 of its employees will assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. a fee not to exceed $[•] plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

Pep Boys estimates that its additional expenses beyond those normally associated with soliciting proxies for the 2015 Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be $[•] in the aggregate, of which approximately $[•] has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie Partners, Inc. as Pep Boys’ proxy solicitor, as discussed above (at last year’s meeting, no proxy solicitor was deemed necessary), fees of outside counsel to advise Pep Boys in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

May I attend the 2015 Annual Meeting?

Only holders of Pep Boys Stock as of the record date are entitled to attend the 2015 Annual Meeting. If you are a shareholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. Pep Boys reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

Where and when will I be able to find the voting results?

You can find the official results of the voting at the 2015 Annual Meeting in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission (SEC) within four business days after the 2015 Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

A note about certain information contained in this Proxy Statement.

Filings made by companies with the SEC sometimes “incorporate information by reference.”  This means that the company is referring you to information that has previously been filed with the SEC and that such information should be considered part of the filing you are then reading.  The Audit Committee Report and the Compensation Committee Report contained in this Proxy Statement are not incorporated by reference into any other filings with the SEC.

Who can answer my questions?

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2015 are also available on our website at www.pepboys.com. You may also contact MacKenzie Partners, Inc. for additional copies.

IMPORTANT

GAMCO may send you solicitation materials in an effort to solicit your vote to elect up to six of its nominees to the Pep Boys Board of Directors. THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION CARD THAT YOU MAY RECEIVE FROM GAMCO, EVEN AS A PROTEST VOTE AGAINST GAMCO OR GAMCO’S NOMINEES.  Any proxy you sign from GAMCO for any reason could invalidate previous WHITE proxy cards sent by you to support the board.

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

SHARE OWNERSHIP

Who are Pep Boys’ largest shareholders?

Based on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of Pep Boys Stock.

Name	Number of Shares Owned	Percent of Outstanding Shares

GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580(a)	10,171,122	18.91%

BlackRock, Inc. 55 East 52nd Street New York, NY 10022(b)	4,755,753	8.8%

Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746(c)	4,494,459	8.3%

Glenhill Advisors LLC and affiliates 600 Fifth Avenue, 11th Floor New York, NY 10020(d)	4,177,391	7.8%

Franklin Resources, Inc. and affiliates One Franklin Parkway San Mateo, CA 94403(e)	3,456,495	6.4%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355(f)	3,166,279	5.9%

(a)                   Based upon information disclosed in a Schedule 13D/A filed on May 18, 2015.

(b)                   Based upon information disclosed in a Schedule 13G/A filed on January 22, 2015.

(c)                    Based upon information disclosed in a Schedule 13G/A filed on February 5, 2015.  Dimensional Fund Advisers LP disclaims beneficial ownership of such shares.

(d)                   Based on information disclosed in a Schedule 13G/A filed on February 17, 2015.

(e)                    Based upon information disclosed in a Schedule 13G filed on February 5, 2015.  Franklin Resources, Inc. and affiliates disclaim beneficial ownership of such shares.

(f)                     Based upon information disclosed in a Schedule 13G/A filled on February 11, 2015.

How many shares do Pep Boys’ directors and executive officers own?

The following table shows how many shares our directors and executive officers named in the Summary Compensation Table beneficially owned on May         , 2015.  The business address for each of such individuals is 3111 West Allegheny Avenue, Philadelphia, PA 19132.

Name	Number of Shares Owned(a)	Percent of Outstanding Shares

James A. Mitarotonda(b)	384,882	+
Nick White	117,610	+
Robert H. Hotz	94,281	+
Jane Scaccetti	85,883	+
John T. Sweetwood	79,966	+
David R. Stern	82,609	+
M. Shân Atkins	71,933	+
Thomas J. Carey	56,040	+
Christopher J. Adams	51,257	+
John J. Kelly	42,300	+
Robert Rosenblatt	14,907	+
Andrea M. Weiss	14,907	+
Michael R. Odell (c)	833,566	+
Directors and executive officers as a group (15 people)	1,401,648%

+                 Represents less than 1%.

(a)         Includes shares for which the named person has sole voting and investment power and non-voting interests including restricted stock units and deferred compensation accounted for as Pep Boys Stock.  Also includes shares that can be acquired through stock option exercises through June 8, 2015:  Mitarotonda — 26,168;  White — 26,168; Hotz — 26,168; Scaccetti — 26,168; Sweetwood — 26,168; Stern — 23,873; Atkins — 26,168; Carey — 16,912; Adams — 16,711; Kelly — 10,076; Odell — 667,483; and as a group — 343,169.

(b)         Mr. Mitarotonda is the sole shareholder and director of LNA Capital Corp., which is the general partner of Barington Capital Group, L.P., which is the majority member of Barington Companies Investors, LLC (“Barington Investors”).  Barington Investors is the general partner of Barington Companies Equity Partners, L.P. (“Barington”).  Barington beneficially owns 320,705 shares of Pep Boys Stock.   Mr. Mitarotonda disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(c)          Mr. Odell’s ownership is reported as of September 26, 2014, the last day of his employment with Pep Boys.

BACKGROUND OF THE CONTESTED SOLICITATION

The following is a chronology of the material contacts and events in our relationship with GAMCO leading up to the filing of this proxy statement:

•

On November 13, 2014, GAMCO and its affiliates, including Mario J. Gabelli, filed Amendment No. 11 to the Schedule 13D in which it disclosed it is considering interviewing potential candidates for nomination for election as directors of the Company at the 2015 Annual Meeting. The amended Schedule 13D further indicated that if one or more of the individuals that it interviewed becomes a nominee for election as a director, GAMCO plans to cumulate its votes in favor of the election of such individual or individuals with the shares over which it has voting authority.

•

On November 20, 2014, Robert H. Hotz, Chairman of the Board of Directors, and Brian D. Zuckerman, Senior Vice President, General Counsel & Secretary of the Company, had a telephone call with representatives of GAMCO. During the discussion, Messrs. Hotz and Zuckerman indicated that the Board of Directors would be open to considering qualified nominees suggested by GAMCO.

•	On January 5, 2015, Mr. Gabelli contacted Mr. Hotz to disclose GAMCO’s intention to nominate multiple individuals for election as directors of the Company at the 2015 Annual Meeting.

•

On January 28, 2015, GAMCO filed Amendment No. 12 to the Schedule 13D in which it disclosed its intention to recommend three or more individuals to stand for election as directors of the Company at the 2015 Annual Meeting. Also on January 28, 2015, Mr. Zuckerman contacted a representative of GAMCO to propose a telephone call between Mr. Hotz and Mr. Gabelli.

•

On January 29, 2015, Mr. Hotz had a telephone call with Mr. Gabelli during which Mr. Gabelli expressed concerns about the format of Pep Boys stores and a desire for value creation for shareholders, including through consideration of sale leaseback transactions, dividends or the sale of Pep Boys. Mr. Gabelli also informed Mr. Hotz that GAMCO was considering multiple candidates for nomination to stand for election as directors at the 2015 Annual Meeting, each of whom would have experience with value creation. Mr. Hotz and Mr. Gabelli agreed to meet in person the following week.

•

On February 5, 2015, Mr. Hotz met in person with Mr. Gabelli. Mr. Gabelli expressed concerns that the Board of Directors is not sufficiently focused on Pep Boys’ service business, and indicated a desire for multiple seats on the Board of Directors with a willingness to consider expansion of the size of the Board of Directors to accommodate such request.

•

On March 2, 2015, the Board of Directors increased the size of the Board of Directors from eight to nine members, and appointed Robert L. Nardelli as a member of the Board of Directors. Mr. Nardelli, the former Chairman and CEO of The Home Depot and Chrysler, and the Founder & CEO of XLR-8, LLC, an investment and advisory firm that helps companies identify weaknesses and improve performance, is widely recognized as one the best operating executives in the United States, having served for more than 30 years in senior positions at General Electric.

•	On April 7, 2015, Mr. Hotz had a telephone call with Mr. Gabelli during which they discussed potential nominations to the Board of Directors by GAMCO.

•

On April 21, 2015, GAMCO delivered a nomination letter to the Company and filed Amendment No. 13 to the Schedule 13D in which it disclosed its intention to nominate five candidates to stand for election to the Board of Directors at the 2015 Annual Meeting.

•	On April 22, 2015, the Company issued a press release acknowledging receipt of the nomination letter from GAMCO.

•

On April 28, 2015, Mr. Hotz had a telephone call with Mr. Gabelli. During the discussion, Mr. Hotz indicated that, in order to avoid a costly and distracting proxy contest regarding the 2015 Annual Meeting, the Company would be open to adding one of GAMCO’s nominees to the Board of Directors and a mutually agreeable second candidate. Mr. Gabelli indicated that he was not in a position to discuss any settlement options until after GAMCO’s proxy team meeting scheduled for May 5th. Also on April 28, 2015, the Board of Directors set the date for the 2015 Annual Meeting as July 10, 2015 and the record date for such meeting as May 27, 2015.

•	On April 29, 2015, the Company issued a Form 8-K publicly reporting the change in the 2015 Annual Meeting date and record date for the 2015 Annual Meeting.

•

On May 1, 2015, Mr. Zuckerman sent a letter to GAMCO acknowledging the Company’s receipt of GAMCO’s nomination letter and stating that the Nominating and Governance Committee of the Board of Directors would like to interview GAMCO’s nominees. In the letter, the Company further requested that GAMCO’s nominees complete the Company’s standard director and officer questionnaire once available.

•

On May 5, 2015, Mr. Hotz had a telephone call with Mr. Gabelli. During the discussion, Mr. Gabelli indicated that while GAMCO was still intending to nominate directors to the Board of Directors, it was not yet certain how many or the identity of such director nominees.

•

On May 6, 2015, GAMCO responded on behalf of its nominees that it was not willing to make its nominees available to the Nominating and Governance Committee of the Board of Directors and allow them to interview GAMCO’s nominees. GAMCO also indicated that it was not willing to have its nominees complete the Company’s standard director and officer questionnaire.

•

On May 7, 2015, GAMCO filed Amendment No. 14 to the Schedule 13D in which it disclosed its intention to re-examine the list of candidates that it submitted to the Company on April 21, 2015 and that it may decide to decrease the number of its candidates, increase the number of its candidates or make changes to its current slate of candidates.

•

On May 14, 2015, Mr. Zuckerman, on behalf of the Board of Directors, delivered to GAMCO a settlement proposal that, in order to avoid a costly and distracting proxy contest, contemplated, among other provisions, that Pep Boys would increase the size of the Board of Directors from nine to eleven members and would include two unspecified nominees of GAMCO in its slate of directors at the 2015 Annual Meeting. To date, GAMCO has not expressed any willingness to engage in discussions with Pep Boys relating to its settlement proposal.

•

On May 18, 2015, GAMCO delivered a nomination letter to the Company and filed Amendment No. 15 to the Schedule 13D in which it disclosed its intention to nominate a sixth candidate for election to the Board of Directors at the 2015 Annual Meeting in addition to the five candidates included on the prior nomination letter delivered on April 21, 2015.

•	On May 22, 2015, the Company filed its preliminary proxy statement with the SEC with respect to the 2015 Annual Meeting.

THE BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY [BLUE] PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM GAMCO, EVEN AS A PROTEST VOTE AGAINST GAMCO OR GAMCO’S NOMINEES. DOING SO WILL INVALIDATE ANY PRIOR VOTE YOU SUBMITTED ON THE WHITE PROXY CARD IN SUPPORT OF PEP BOYS’ DIRECTOR NOMINEES.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members, eight non-management directors and our interim Chief Executive Officer, with the size of the Board of Directors being reduced to eight members after the 2015 Annual Meeting.  Eight of our current directors have been nominated for re-election to the Board. M. Shân Atkins has notified the Board of Directors that she does not intend to stand for re-election to the Board.

Nominees for Election

The Board of Directors proposes that the nominees listed below be elected as directors. Each of our director nominees currently serves on the Board and was elected by the shareholders at the 2014 annual meeting of shareholders, other than Mr. Nardelli, who was appointed by the Board on March 2, 2015 to fill a vacancy on the Board created by an increase in the Board’s size from eight to nine members. Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting or until their respective successors are duly elected and qualified. Each of the nominees has consented to be named in this proxy statement and to serve as a director, if elected.

Unless the authority to vote for one or more of our director nominees has been withheld in a shareholder’s proxy or specific instructions to vote otherwise have been given, the persons named in the WHITE proxy card as proxy holders intend to vote at the annual meeting “FOR” the election of each nominee presented below (subject to the right to prioritize such nominees in the event that cumulative voting applies). Assuming cumulative voting applies to the election of the directors, our Board has authorized its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld and to the extent no specific instructions otherwise are given) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated.

At the 2015 Annual Meeting, assuming cumulative voting applies, unless you specifically instruct otherwise, the Proxy Voting Committee will instruct the persons named on the WHITE proxy card as proxy holders to cast the votes as to which voting authority has been granted so as to provide for the election of the maximum number of our director nominees, and will provide instructions as to the order of priority of the Board candidates in the event that fewer than all of our Board candidates are elected. The Proxy Voting Committee has not yet made any determination as to the order of priority of candidates to which it will allocate votes assuming cumulative voting applies, and expects to make this determination, if necessary, at the annual meeting.

Your Board of Directors has no reason to believe that any of the nominees named below will be unable or unwilling to serve if elected as a director. However, if for any reason any such nominee becomes unavailable to serve as a director, the proxy holders will vote for the election of any substitute nominee designated by the Board.  If any substitute nominees are so designated before the 2015 Annual Meeting, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC. Each of the eight nominees for director who receives the greatest number of votes will be elected.

In selecting the director nominees that we are proposing for election, your Board of Directors has focused on selected experienced director candidates who will work together constructively with a focus on operational excellence, financial strength and the growth of shareholder value.

The nominees standing for election are:

Jane Scaccetti  Director since 2002

Ms. Scaccetti, 61, a CPA, is the Chief Executive Officer of Drucker & Scaccetti PC, a public accounting and business advisory firm, of which she has been a principal since 1990.  Ms. Scaccetti also serves as a director of Penn

National Gaming, Inc. and Mathematica Inc.; trustee of Temple University and Chair of the Board of Temple University Hospital; and a trustee of Salus University.  Ms. Scaccetti’s financial expertise, public-company director experience, familiarity with Pep Boys’ business garnered through her tenure as a Director and diversity were the primary qualifications resulting in her nomination for re-election.

John T. Sweetwood  Director since 2002  Interim Chief Executive Officer since September 2014

Mr. Sweetwood, 67, is a principal and the President of Woods Investment, LLC, a private real estate investment firm.  From 1995 through 2002, Mr. Sweetwood served as an officer, and ultimately as President of The Americas, of Six Continents Hotels (currently, Intercontinental Hotels Group), a division of Six Continents PLC (currently IHG PLC) that operates hotels under the InterContinental, Crown Plaza, Holiday Inn and other brands.   Mr. Sweetwood’s marketing and service industry expertise, together with his familiarity with Pep Boys’ business garnered through his tenure as a Director were the primary qualifications resulting in his nomination for re-election.

Robert H. Hotz  Director since 2005 and Chairman of the Board since 2011

Mr. Hotz, 70, is Senior Managing Director, Co-Head of Investment Banking, a member of the Operating Committee and Co-Chairman of Houlihan Lokey Howard & Zukin, Inc., where he has been employed since 2002.  Mr. Hotz currently serves as a director of Universal Health Services, Inc.   Mr. Hotz’ financial, M&A and regulatory expertise, public-company director experience and familiarity with Pep Boys’ business garnered through his tenure as a Director were the primary qualifications resulting in his nomination for re-election.

James A. Mitarotonda  Director since 2006

Mr. Mitarotonda, 60, is the Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P., an investment firm that he co-founded in 1991.  Mr. Mitarotonda is also Chairman of the Board, President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a small and mid-capitalization value fund, and the President, Chief Executive Officer and a Director of Barington/Hilco Acquisition Corp., a publicly traded special purpose acquisition company.  Mr. Mitarotonda currently serves as a director of A. Schulman, Inc., and The Jones Group Inc. and, during the past five years, served as a director of Ameron International, Inc., Ebix Inc., Griffon Corporation, Gerber Scientific, Inc. and Sielox, Inc. (formerly Dynabazaar, Inc.).  Mr. Mitarotonda’s financial and corporate governance expertise, experiences as a chief executive officer, public-company director experience and familiarity with Pep Boys’ business garnered through his tenure as a Director and former Chairman of the Board were the primary qualifications resulting in his nomination for re-election.

Nick White  Director since 2006

Mr. White, 70, is President and Chief Executive Officer of White & Associates, a management consulting firm that he founded in 2000.  From 1973 through 2000, Mr. White held numerous executive and management level positions with Wal-Mart Stores, Inc., including Executive Vice President and General Manager of the Supercenter division from 1990 to 2000 and Executive Vice President and General Manager of Sam’s Wholesale Club from 1985 through 1989.   Mr. White currently serves as a director of Dillard’s, Inc. and, during the past five years, served as a director of Gold Toe Corporation, Oneida Ltd. and Playtex Products, Inc.  Mr. White’s retail industry, operations and merchandising expertise, public-company director experience and familiarity with Pep Boys’ business garnered through his tenure as a Director were the primary qualifications resulting in his nomination for re-election.

Robert Rosenblatt  Director since 2013

Mr. Rosenblatt, 57, and has been Chief Executive Officer of Rosenblatt Consulting, LLC, a retail consulting firm, since its founding in 2006.  He has over 25 years of retail experience, including with ideeli Inc., a members-only e-retailer that sells women’s fashion and décor items in limited-time sales, Tommy Hilfiger, HSN (formerly the Home Shopping Network) and Bloomingdale’s.  Mr. Rosenblatt current serves as a Director and the non-executive Chairman of the Board of EVINE Live Inc., a digital retailer f/k/a ValueVison Media Inc.  Mr. Rosenblatt’s retail industry, operations, e-commerce and financial expertise were the primary qualifications resulting in his nomination for re-election.

Andrea M. Weiss  Director since 2013

Ms. Weiss, 59, has been President and Chief Executive Officer of Retail Consulting, Inc., a boutique consulting practice focused on product and brand development, consumer contact strategies, operational improvements and turnarounds, since its founding in 2002.  Ms. Weiss has years of specialty retail experience, including with dELiA*s, The Limited, Intimate Brands, Guess, and Ann Taylor Stores.   Ms. Weiss currently serves as a Director of Chico’s, Inc., Cracker Barrel Old Country Store, Inc. and Nutrisystem, Inc.  Ms. Weiss’ retail industry, operations, marketing and consumer branding expertise, public-company director experience and diversity were the primary qualifications resulting in her nomination for re-election.

Robert L. Nardelli  Director since March 2015

Mr. Nardelli, 66, is the Founder & CEO of XLR-8, LLC, an investment and consulting company, which he formed in 2012.  From 2007 through 2014, he held several senior positions with Cerberus Capital Management, L.P., a private equity firm.  Mr. Nardelli served as Chairman and CEO of Chrysler LLC from 2007 until 2009 and served as Chairman, President and CEO of The Home Depot, Inc. from 2000 to 2007. Previously, he held several senior executive positions with General Electric Company.  Mr. Nardelli serves as a Director of The Babcock & Wilcox Company and as a Senior Advisor to Ernst & Young.  Mr. Nardelli’s senior leadership, operations and financial expertise were the primary qualifications resulting in his appointment.

Messrs. Mitarotonda and White were originally appointed to the Board pursuant to the terms of an agreement between the Company and a group of investors led by Barington Capital Group, L.P.  Such agreement has since expired.

Recommendation of the Board of Directors

We believe each of our eight director nominees have the professional and leadership experience, industry knowledge, commitment, diversity of skills and ability to work in a collaborative manner necessary to execute our strategic plans.  We believe the election of the eight nominees named in Proposal No. 1 and on the enclosed WHITE proxy card best position Pep Boys to deliver value to and represent the interests of all Pep Boys shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF ITS EIGHT NOMINEES FOR ELECTION AS DIRECTOR ON THE ENCLOSED WHITE PROXY CARD, AND URGES YOU NOT TO SIGN OR RETURN THE [BLUE] PROXY CARD(S) THAT YOU MAY RECEIVE FROM GAMCO, ITS AFFILIATES OR ANY OTHER PARTY.

Corporate Governance

Internal Policies.  Our Board of Directors’ governance principles are embodied in our corporate Code of Ethics (applicable to all Pep Boys associates including our executive officers and members of the Board), the Board of Directors Code of Conduct and the various Board committee charters, all of which are available for review on our website, www.pepboys.com, or which will be provided in writing, free of charge, to any shareholder upon request to: Pep Boys, 3111 West Allegheny Avenue, Philadelphia, PA 19132, Attention: Secretary.  The information on our website is not part of this Proxy Statement.  References to our website herein are intended as inactive textual references only.

NYSE Listing Standards.  As required by the New York Stock Exchange (NYSE), promptly following our 2014 Annual Meeting, our President & Chief Executive Officer certified to the NYSE that he was not aware of any violation by Pep Boys of NYSE corporate governance listing standards.

Diversity.  While the Board has not adopted a formal diversity policy, in accordance with the Board’s Code of Conduct, the Nominating and Governance Committee annually reviews with the full Board, the appropriate skills and characteristics required of Directors and nominees in the context of the current make-up of the Board, including diversity of age, gender, ethnicity and personal experiences.

Independence.  An independent director is independent from management and free from any relationship with Pep Boys that, in the opinion of the Board, would interfere in the exercise of independent judgment as a director.  In reaching such an opinion, the Board considers, among other factors, the guidelines for independent directors promulgated by the NYSE.  The independence of the outside directors is reviewed annually by the full Board.  In accordance with NYSE guidelines, our Board consists of a majority of independent directors.  In fact, all of our current directors, except our interim Chief Executive Officer, Mr. Sweetwood, are independent.  Mr. Sweetwood was an independent director prior to being named our interim Chief Executive Officer, and in accordance with NYSE guidelines, would become independent once again upon relinquishing such interim position.  All Committees of the Board consist entirely of independent directors.

Executive Sessions of the Independent Directors.  Our non-executive Chairman, Mr. Hotz, presides over all such sessions, which are held, at a minimum, immediately following all regularly scheduled Board meetings.

Board Leadership Structure and Role in Risk Oversight.  Pep Boys currently separates the roles of Chairman of the Board and Chief Executive Officer.  The Board believes that the separation of these roles allows the Chief Executive Officer to focus his efforts primarily on the successful short and long-term operations of the Company for the benefit of all its constituents, while allowing the Chairman of the Board to manage the operation of the Board in its oversight of the President & Chief Executive Officer and Pep Boys’ strategic direction.

Pep Boys has adopted an enterprise risk oversight program pursuant to which management, lead by Pep Boys’ Chief Financial Officer and General Counsel, together with the Audit Committee identifies the most significant risks faced by the Company.  On a quarterly basis, management assesses the status of these risks and the Company’s mitigation efforts against them, which are reported in writing to the full Board and discussed in detail with the Audit Committee and in summary fashion with the full Board.

Compensation Policies and Practices Risk.  In connection with its annual review of Pep Boys’ compensation policies and practices, our Compensation Committee of the Board of Directors, together with senior management and the Compensation Committee’s independent executive compensation consultant, considered whether any of our compensation policies and practices has the potential to create risks that are reasonably likely to have a material adverse effect on Pep Boys.  The Compensation Committee considered the risk profile of our business and the design and structure of our compensation policies and practices.  We concluded that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on Pep Boys based on the following:

•             Pep Boys is not engaged in speculative activities that have the potential for creating unusual gains or losses.

•             Our base salaries, retirement benefits, perquisites and generally available benefit programs create little, if any, risk to Pep Boys.

•             Except as provided below, all of our management employees who receive short-term incentive-based compensation do so pursuant to the terms of our shareholder approved Annual Incentive Bonus Plan.  The bonus targets under such plan for executive officers are entirely based, and for the balance of our employees are largely based, upon the achievement of stated corporate-level financial objectives, which are in alignment with our overall business plan.  In particular, we do not place disproportionate weight on any one metric, do not include an inordinate amount of metrics, reasonably leverage the selected metrics and employ features to mitigate risks, including limitations on annual cash payouts.  Accordingly, we do not believe that the structure of the Annual Incentive Bonus Plan encourages associates to take risks that are reasonably likely to have a material adverse effect on Pep Boys.  (The aforementioned exception is for store level associates who have a separate bonus program and whose bonus compensation, individually or in the aggregate, is of an amount that creates little, if any, risk to Pep Boys.)

•             Our long-term incentive-based compensation is granted in the form of equity awards, which are subject to time-based and performance-based vesting that is aligned to our corporate objective of creating value for our shareholders.  The nature of such awards discourages short-term risk taking.  In addition, our officers are subject to substantial share ownership requirements, thereby reinforcing their focus on Pep Boys’ long-term success.

•             We believe that our mix of fixed compensation and “at risk” compensation does not encourage inappropriate risk-taking by our associates.

Personal Loans to Executive Officers and Directors.  Pep Boys has no personal loans extended to its executive officers or directors.

Director Attendance at the Annual Meeting.  All Board members are expected and encouraged to attend the Annual Meeting of Shareholders.  All nominees then standing for election attended the 2014 Annual Meeting.

Communicating with the Board of Directors.  Interested parties should address all communications to the full Board or an individual director to the attention of our corporate Secretary.  Our corporate Secretary reviews all such communications to determine if they are related to specific products or services, are solicitations or otherwise relate to improper or irrelevant topics.  All such improper communications receive a response in due course.  Any communication directed to an individual director relating solely to a matter involving such director is forwarded to such director.  Any communication directed to an individual director relating to a matter involving both such director and Pep Boys or the Board of Directors, as a whole, is forwarded to such director and the Chairman of the Board. The balance of these communications are forwarded to the Chairman of the Board.  Except for improper communications, all interested party communications to the Board of Directors or an individual director received by the corporate Secretary are kept in confidence from management.  These procedures were adopted unanimously by the independent directors.

Compensation Committee Interlocks and Insider Participation

Messes. Atkins and Weiss and Messrs. Hotz and Mitarotonda are the current members of our Compensation Committee.  None of these members is or has been an officer or employee of Pep Boys or has any relationship with Pep Boys requiring disclosure under Item 404 of SEC Regulation S-K.  No executive officer of Pep Boys serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Pep Boys’ Board of Directors or Compensation Committee.

Meetings and Committees of the Board of Directors

The Board of Directors held 12 meetings during fiscal 2014.  During fiscal 2014, each director standing for re-election attended at least 75% of the aggregate number of meetings held by the Board and all committee(s) on which such director served.  The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees.  The Board has adopted written charters for each committee that are available for review on our website, www.pepboys.com.  All Committee members are “independent” as defined by the listing standards of the NYSE.

Audit Committee.  Ms. Scaccetti (chair) and Messrs. Hotz and Rosenblatt are the current members of the Audit Committee.  The Audit Committee reviews Pep Boys’ consolidated financial statements and makes recommendations to the full Board of Directors on matters concerning the audits of Pep Boys’ books and records.  The Audit Committee met eight times during fiscal 2014.

Compensation Committee.  Mesess. Atkins (chair) and Weiss and Messrs. Hotz and Mr. Mitarotonda are the current members of the Compensation Committee.  The Compensation Committee recommends the compensation structure, components and levels for all of Pep Boys’ officers.  The Compensation Committee met seven times during fiscal 2014.

Nominating and Governance Committee.  Messrs. Rosenblatt (chair), Mitarotonda and White and Ms. Scaccetti are the current members of the Nominating and Governance Committee.  The Nominating and Governance Committee recommends candidates to serve on the Board and serves as the Board’s representative on all corporate governance matters.  The Nominating and Governance Committee met two times during fiscal 2014.

Proxy Voting Committee. Our Board from time to time may appoint a Proxy Voting Committee to provide instruction to our proxy holders to vote proxies in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld and to the extent no specific instructions otherwise are given) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. Under our Bylaws and Pennsylvania law, if any shareholder gives notice at the 2015 Annual Meeting, prior to the voting, of an intention to cumulate the shareholder’s votes in the election of directors, then all shareholders entitled to vote at the 2015 Annual Meeting may cumulate their votes in the election of directors. In the event that cumulative voting applies to the election of directors at the 2015 Annual Meeting, our Board reviewed and renewed the powers of its Proxy Voting Committee on                 , 2015, which consists of Messrs.                   ,                    and                         .

Can a shareholder nominate a candidate for director?

The Nominating and Governance Committee considers nominees recommended by our shareholders.  Written recommendations should be sent to our offices located at 3111 West Allegheny Avenue, Philadelphia, PA 19132, Attention: Secretary.  The recommendation should state the qualifications of the nominee to be considered.

A shareholder may also nominate candidates to be considered for election as directors at an upcoming shareholders’ meeting by timely notifying us in accordance with our bylaws.  To be timely, a shareholder’s notice must be received at our principal executive offices not less than 50 nor more than 75 days prior to the date of the scheduled shareholders’ meeting.  If the public announcement of the holding of the shareholders’ meeting was given less than 65 days prior to the date of such meeting, then a shareholder’s notice received at our principal executive offices within ten days of the date of such public announcement will be considered timely.  The shareholder’s notice must also set forth all of the following information:

•             the name and address of the shareholder making the nomination;

•           a representation that the shareholder intends to appear in person or by proxy at the 2015 Annual Meeting to nominate the proposed nominee;

•           the name of the proposed nominee;

•           the proposed nominee’s principal occupation and employment for the past 5 years;

•           a description of any other directorships held by the proposed nominee; and

•           a description of all arrangements or understandings between the nominee and any other person or persons relating to the nomination of, and voting arrangements with respect to, the nominee.

How are candidates identified and evaluated?

Identification.  The Nominating and Governance Committee considers all candidates recommended by our shareholders, directors and senior management on an equal basis.  The Nominating and Governance Committee’s preference is to identify nominees using our own resources, but has the authority to and will engage search firms(s) as necessary.

Qualifications.  The Nominating and Governance Committee evaluates each candidate’s professional background and experience, judgment and diversity (age, gender, ethnicity and personal experiences) and his or her independence from Pep Boys.  Such qualifications are evaluated against our then current requirements, as expressed by the full Board and our Chief Executive Officer, and the current make up of the full Board.

Evaluations.  Candidates are evaluated on the basis of their resume, third party references, public reputation and personal interviews.  Before a candidate can be recommended to the full Board, such candidate is generally interviewed by each member of the Nominating and Governance Committee and meets, in person, with at least one member of the Nominating and Governance Committee, the Chairman of the Board and the Chief Executive Officer.

How are directors compensated?

Cash Retainer.  Each non-management director (other than the Chairman of the Board) receives an annual cash retainer of $35,000.  Our Chairman of the Board receives an annual director’s fee of $100,000.

Committee Compensation.  Directors serving on our committees (other than the Chairman of the Board) also receive the following annual cash fees.

	Chair	Member
Audit	$20,000	$12,000
Compensation	$15,000	$7,500
Nominating and Governance	$10,000	$5,000

Equity Grants.  Our Stock Incentive Plan provides for an annual equity grant having an aggregate value of $80,000 to non-management directors, other than the Chairman of the Board whose grant is valued at $92,500.  The Stock Incentive Plan is administered, interpreted and implemented by the Compensation Committee.

The following table details the compensation paid to non-employee directors during the fiscal year ended January 31, 2015.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Equity Awards ($)	Total ($)

M. Shân Atkins	50,000	80,000	130,000
Robert H. Hotz	100,000	92,500	192,500
James A. Mitarotonda	47,500	80,000	127,500
Robert Rosenblatt	49,500	80,000	129,500
John T. Sweetwood(a)	42,750	80,000	122,750
Jane Scaccetti	60,000	80,000	140,000
Andrea Weiss	42,500	80,000	122,500
Nick White	40,000	80,000	120,000

(a)         Amounts shown for Mr. Sweetwood are for the period prior to his appointment as interim Chief Executive Officer.

Share Ownership Guidelines.  Each of our non-employee directors is expected to hold shares equal to 4x the annual director retainer (i.e., $140,000).  The share ownership levels may be satisfied through direct share ownership and/or by holding unvested time-based RSUs and vested “in the money” stock options.  Non-employee directors have five years from their appointment to the Board to achieve their expected ownership level.  If in a shortfall position, (i) a non-employee director may not sell Pep Boys Stock and (ii) all net after-tax shares acquired upon the exercise of stock options must be retained.  All of our non-employee directors are currently in compliance with our share ownership guidelines.

Certain Relationships and Related Transactions

The Audit Committee, which is comprised of independent directors, has established a written Related Party Transaction Policy.  Such policy provides that to help identify related-party transactions and relationships (i) all transactions between the Company and another party are reviewed by the Company’s legal and finance departments prior to the execution of definitive transaction documents and (ii) each director and executive officer completes a questionnaire that requires the disclosure of any transaction or relationship that the person, or any member of his or her immediate family, has or will have with the Company.  The full Board of Directors reviews and approves, ratifies or rejects any transactions and relationships of the nature that would be required to be disclosed under Item 404 of Regulation S-K.  In reviewing any such related-party transaction or relationship, the Board considers such information as it deems important to determine whether the transaction is on reasonable and competitive terms and is fair to the Company.  No such relationships or transactions of a nature required to be disclosed under Item 404 of Regulation S-K currently exist.

Involvement of Certain Legal Proceedings

None of our directors or executive officers are currently involved, or have been involved during the last ten years, in a legal proceeding of the type required to be disclosed under Item 401 of Regulation S-K.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews Pep Boys’ financial statements and makes recommendations to the full Board of Directors on matters concerning the audits of Pep Boys’ books and records.  Each committee member is “independent” as defined by the listing standards of the NYSE.  Ms. Scaccetti (chair) and Messrs. Hotz and Rosenblatt are the current members of the Audit Committee.  Ms. Scaccetti has been designated by the full Board as an Audit Committee Financial Expert as defined by SEC regulations.  A written charter adopted by the full Board governs the activities of the Audit Committee.  The charter is reviewed, and when necessary revised, annually.

Management has primary responsibility for Pep Boys’ internal accounting controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of Pep Boys’ consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report as a result of such audits.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee serves as a focal point for communication among the Board of Directors and its committees, the independent registered public accounting firm, management and Pep Boys’ internal audit function, as the respective duties of such groups, or their constituent members, relate to Pep Boys’ financial accounting and reporting and to its internal controls.

In this context, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm.  These discussions included the matters required to be discussed by Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board (Communication with Audit Committees).  The Audit Committee also reviewed and discussed with management, the internal auditors and the independent registered public accounting firm, management’s report, and the independent registered public accounting firm’s attestation, on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also discussed with the independent registered public accounting firm its independence from Pep Boys and its management, including the written disclosures submitted to the Audit Committee by the independent registered public accounting firm as required by the Public Company Accounting Oversight Board.

Based upon the discussions and reviews referred to above, the Audit Committee, as then constituted, recommended that the Board of Directors include the audited consolidated financial statements and management’s report on internal control over financial reporting in Pep Boys’ Annual Report on Form 10-K for the fiscal year ended January 31, 2015 filed with the SEC.

This report is submitted by: Jane Scaccetti; Robert H. Hotz; and Robert Rosenblatt.

Independent Registered Public Accounting Firm’s Fees

The following table summarizes the aggregate fees billed to us by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates.

Fiscal Year	2014	2013
Audit Fees	$1,655,000	$1,994,337
Audit-Related Fees	14,500	7,500
Tax Fees	284,629	39,700
All Other Fees	0	0
Total	$1,954,129	$2,041,537

Audit Fees.  Audit Fees billed in fiscal 2014 and fiscal 2013 were for (i) the audit of our annual financial statements, (ii) the audit of our internal control over financial reporting, (iii) the reviews of our quarterly financial statements and (iv) comfort letters, statutory and regulatory audits, consents and other services related to SEC matters.

Audit-Related Fees.  Audit-Related Fees billed in fiscal 2014 and 2013 were for the use of Deloitte’s proprietary accounting research tool.

Tax Fees.  Tax Fees billed in fiscal 2014 were for consulting services, primarily in connection with tax law changes impacting the Company’s operations in Puerto Rico, and compliance services in connection with tax audits and appeals.  Tax fees billed in fiscal 2013 were for compliance services in connection with tax audits and appeals.

The Audit Committee annually engages Pep Boys’ independent registered public accounting firm and pre-approves, for the following fiscal year, their services related to the annual audit and interim quarterly reviews of Pep Boys’ financial statements and all reasonably-related assurance and services.  All non-audit services are considered for approval by the Audit Committee on an as-requested basis by Pep Boys.  For fiscal 2014, the Audit Committee discussed the non-audit services with Deloitte & Touche LLP and management to determine that they were permitted under the rules and regulations concerning the independence of independent registered public accounting firms promulgated by the SEC and the American Institute of Certified Public Accountants.  Following such discussions, the Audit Committee determined that the provision of such non-audit services was compatible with maintaining Deloitte & Touche LLP’s independence.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary.

In this Compensation Discussion and Analysis, we review and analyze Pep Boys’ executive compensation program and explain how and why we arrived at the levels and forms of compensation for our Chief Executive Officer, our Chief Financial Officer and our next three most highly compensated executive officers who were serving as executive officers as of January 31, 2015. We refer to these officers collectively as our “named executive officers.” Our named executive officers for the fiscal year ended January 31, 2015 were:

•             John T. Sweetwood, Interim CEO

•             David R. Stern, EVP — CFO

•             Christopher J. Adams, SVP — Store Operations

•             John J. Kelly, SVP — Merchandising

•             Thomas J. Carey, SVP — Chief Customer Officer

•             Michael R. Odell, President & CEO*

* Mr. Odell resigned from his position as the President & Chief Executive Officer on September 26, 2014. SEC rules require us to include him as a named executive officer in the Compensation Discussion and Analysis section, because he served as principal executive officer for a portion of the fiscal year ended January 31, 2015.  While Mr. Odell is a named executive officer for proxy statement disclosure purposes, he did not receive a base salary increase or any annual incentive award in fiscal 2014.

We believe our program effectively links our executives’ pay to financial performance and shareholder returns, and that it enables us to attract and retain a highly experienced and successful management team.

Pep Boys’ executive compensation program received the support of 88% of votes cast in respect of our annual advisory ‘say on pay” resolution at our most recent shareholder meeting in June 2014.  Even with this high level of support and our belief that the program is working as designed, we continuously review and revise the program to follow best practice trends and to ensure alignment between our executives’ and our shareholders’ interests.  By way of example, (i) in fiscal 2014, we eliminated the retirement plan contributions that had historically been made by the Company under our Deferred Compensation Plan and (ii) for calendar 2015, we have eliminated the retirement plan contributions that have historically been made under our supplemental executive retirement plan (known as our Account Plan).  In their place, we increased our annual equity grant target amounts to levels that approximate our peer group median.  The aggregate equity grants are delivered 40% in performance share units, 40% in stock options and 20% in restricted stock units.

In recognition of the increased amount of equity to be granted going forward, a portion of which will be delivered in the form of performance share units having a return on invested capital (ROIC) component, we eliminated ROIC, which had been utilized in prior fiscal years, as a 2014 objective under our Annual Incentive Bonus Plan.  In addition, in an effort to build momentum during the year, we established semi-annual, rather than annual comparable store sales targets for fiscal 2014.

The Compensation Committee will continue to consider the outcome of advisory votes on the Company’s say-on-pay proposals when making future compensation decisions with respect to our named executive officers.

In accordance with “good pay practices,” our program:

•              is heavily weighted towards performance-based pay;

•              includes a short-term incentive component that is entirely dependent upon company performance;

•              includes a long-term incentive component delivered 100% in equity;

•              limits change-of-control payments and accelerated equity vesting to “double trigger” situations (i.e., the occurrence of a change of control and an accompanying termination of employment, rather than a change of control alone);

•              does NOT include tax gross-up provisions;

•              includes so-called “clawback” provisions, which require officers to repay previously awarded incentive compensation in certain financial restatement situations;

•              incorporates market-appropriate share ownership expectations; and

•              prohibits hedging and pledging activity by our officers.

Pay for Performance.

Of the components included in our executive compensation program, the percentage mix between “at-risk” and fixed compensation (excluding health and welfare benefits), at target levels, for our Executive Vice President and Senior Vice Presidents are set forth in the following charts.  “At-risk” compensation is only earned and paid if pre-established performance levels are achieved or the Company’s stock price appreciates.  Our interim Chief Executive Officer’s compensation is not included in the charts below and consists solely of a base salary and the reimbursement of his temporary housing and commuting expenses.  He is also eligible for a discretionary bonus at the conclusion of his service as our interim Chief Executive Officer.

At Risk Compensation

Our financial performance in fiscal 2014 was disappointing.  These disappointing results were reflected in our named executive officers’ compensation, which is heavily weighted towards performance-based pay.  As a result of our failure to achieve the targets under our annual incentive bonus plan, none of our named executive officers received any short-term incentive payments in respect of fiscal 2014.  In addition, 60% of the three-year long-term performance awards granted to our named executive officers in fiscal 2011 expired in fiscal 2014 without vesting, because the Company failed to achieve specified thresholds of return on invested capital and total shareholder return over the performance period.  As a result, our named executive officers were awarded considerably less compensation than their full pay opportunity.

Compensation Philosophy.

Pep Boys’ executive compensation program is designed to:

•                        Enable Pep Boys to attract, retain, and motivate key executives critical to current and long-term success;

•                        Provide targeted compensation levels that are competitive with our customized peer group as to base salary, annual incentives and long-term incentives, and which are reflective of current and/or expected future company performance levels;

•                        Support Pep Boys’ long-range business strategy; and

•                        Align executive compensation with shareholder interests by linking long-term incentives to increasing shareholder value, utilizing performance metrics where appropriate.

The Compensation Committee has also adopted the following more specific guidelines in formulating the detailed elements of Pep Boys’ executive compensation program:

•                        Short term incentives will be structured in a manner that gives primary emphasis to meeting or exceeding the Company’s annual financial objectives;

•                        Long-term incentives will be designed to reward both absolute and relative performance over a multi-year time frame, with vesting of awards to occur over a corresponding time period;

•                        At the discretion of the Compensation Committee,

•                        Payout on any short term incentive component may be made contingent upon achievement of the annual budget.  This decision will be made annually, when targets are set for the ensuing year;

•                        If the long-term incentive plan includes more than one performance dimension, achievement of target on any one element may be treated as a prerequisite to payout on other goals (i.e., as a “qualifier”), whether or not threshold performance is achieved on those other dimensions;

•                        The Compensation Committee believes that requiring achievement of full target performance in order to trigger any payout under the annual incentive plan is generally inappropriate due to the risk of incenting poor decision making at the margin.  The Compensation Committee will annually set a “threshold” performance level which is below the target objective, at which point some amount of incentive compensation will be paid;

•                        In the spirit of encouraging over-performance against annual targets, performance above target may be rewarded disproportionately; i.e. marginal rewards for over-performance may exceed the marginal penalty for under-performance;

•                        From time to time the Compensation Committee may decide to grant a discretionary, individual short or long term incentive award based on a specific individual’s performance;

•                        In the spirit of encouraging over-performance against annual targets, performance above target may be rewarded disproportionately; and

•                        All payouts are subject to the discretion of the Compensation Committee even if targets are achieved.

Peer Group.

The selection of an appropriate peer group is obviously a key element of any executive compensation program, in order that comparisons to ‘market’ compensation levels are meaningful and appropriate.  Pep Boys compares itself with a custom peer group, which is comprised of companies with whom we compete for executive talent.  These companies include key competitors in the automotive service and retail business (many of which are larger in size than Pep Boys) and comparably-sized companies in the broader hardlines retail industry.  This peer group is reviewed annually and was most recently revised for fiscal 2013 in order to provide a more robust data set and utilize companies with average revenues, market capitalization and employee count closer to that of Pep Boys. The resulting expanded peer group of 20 companies includes:

•Aaron’s	•Advance Auto Parts	•Asbury Automotive	•AutoZone

•Big 5 Sporting Goods	•Cabela’s	•Conn’s	•Finish Line

•hhgregg	•Lithia Motors	•Midas	•Monro Muffler & Brake

•O’Reilly Automotive	•Pier 1 Imports	•RadioShack	•Rent-A-Center

•Tractor Supply	•West Marine	•Williams Sonoma	•Zales Corp.

In addition to this list of specific peer companies, in certain cases Pep Boys utilizes comparative pay data from general industry for positions where incumbents may typically be recruited from outside of the hardlines retailing sector.

The Compensation Process.

For fiscal 2014, the Compensation Committee recommended to the full Board the short- and long-term incentive plan objectives, targets and weightings and the resulting annual target total compensation levels for all of the named executive officers (other than our former President & Chief Executive Officer).  These recommendations were developed with input from our former President & Chief Executive Officer and the Senior Vice President - Human Resources and in consultation with Pay Governance, the Compensation Committee’s independent compensation consultant, who is engaged on an annual basis to provide the Compensation Committee with benchmarking analysis and consulting services.  The Compensation Committee considered, but was not bound to and did not always accept, management’s suggestions with respect to executive compensation.  In addition, the Compensation Committee recommended to the full Board the annual total compensation level for our former President & Chief Executive Officer after consulting with Pay Governance.  Our former President & Chief Executive Officer was not involved in formulating recommendations as to his own compensation.

To arrive at its recommendations for compensation to be paid to our former President & Chief Executive Officer and other named executive officers, the chair of the Compensation Committee scheduled and developed the agenda for committee meetings in consultation with the Senior Vice President - Human Resources.  The Senior Vice President - Human Resources was responsible for developing appropriate materials for the Compensation Committee’s review and consideration and for reviewing these materials with the chair of the Compensation Committee and Pay Governance prior to their presentation to the Compensation Committee.  Our former President & Chief Executive Officer, Senior Vice President — Human Resources and Senior Vice President — General Counsel & Secretary attended all committee meetings, excluding portions of meetings where their own compensation was discussed, and excluding the regular executive sessions held at the conclusion of each regularly-scheduled meeting of the Committee.

The Compensation Committee recommended to the full Board the base salary to be paid to our interim Chief Executive Officer. This recommendation was developed with input from Pay Governance, the Compensation Committee’s independent compensation consultant, based upon comparable interim assignments.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement.  The Compensation Committee has direct access to outside advisors and consultants throughout the year.  In connection with establishing compensation levels for fiscal 2014, Pay Governance advised the Compensation Committee on the then-current competitiveness of our program design and total compensation levels.  Representatives of Pay Governance regularly attended committee meetings and also communicated with the chair of the Compensation Committee outside of meetings.  Pay Governance worked with management (including our former President & Chief Executive Officer, Senior Vice President - Human Resources and Senior Vice President — General Counsel & Secretary) from time-to-time for purposes of gathering information and reviewing and providing input to management on proposals and materials that management presented to the Compensation Committee.  Pay Governance was engaged directly by the Compensation Committee and did not provide any additional services to the Company in fiscal 2014.

The Compensation Committee has assessed the independence of Pay Governance during 2014 and believes that there is no conflict of interest. In reaching this conclusion, the Compensation Committee considered SEC Rule 10C-1(b)(4) and the corresponding NYSE independence factors regarding compensation advisor independence, and believes that Pay Governance is able to independently advise the Compensation Committee.

The Compensation Committee and the Board of Directors consider our overall compensation levels for the named executive officers to be reasonable and appropriate and believe that our executive compensation program achieves the objectives outlined at the beginning of this summary.

Components of Compensation.

Our interim Chief Executive Officer’s compensation consists of a base salary and the reimbursement of his temporary housing and commuting expenses, with the Board maintaining the authority to award him a discretionary bonus at the conclusion of his service in such capacity.  The compensation provided to our Executive Vice President and Senior Vice Presidents consists of base salaries, short-term cash incentives and long-term equity incentives in the following proportions, at target levels:

Base Salary.  The Compensation Committee reviews base salaries annually to reflect the experience, performance and scope of responsibility of each named executive officers and to ensure that executive salaries are appropriate to retain highly qualified individuals.  The full Board measures the Chief Executive Officer’s individual performance during the applicable fiscal year in the areas of strategic planning and execution, leadership, financial results, management development and succession planning, key stakeholder focus, ethics and Board relations, based upon individual assessments completed by each Director.  The Compensation Committee reviews the Chief Executive Officer’s assessments of the other named executive officers’ individual performance during the applicable fiscal year in the areas of core and positional competencies.  Salary adjustments are then made taking into account the performance assessment, the relative position of each named executive officer’s current salary within the market range for his position, and the budgeted percentage increase for all officers as a group.

For fiscal 2014, the Compensation Committee recommended, and the full Board approved, the following salary adjustments:

Name	Salary Adjustment
David R. Stern, EVP — Chief Financial Officer	1.5%
Christopher J. Adams, SVP — Operations	1.5%

The starting salary for Mr. Kelly was established in consultation with Pay Governance at levels believed necessary to induce him to join the Company with reference to his individual experience and position responsibilities, as well as peer group data for comparable executives.

The base salary to be paid to our interim Chief Executive Officer, Mr. Sweetwood , was developed with input from Pay Governance based upon comparable interim assignments.

Short-Term Incentives.  Our named executive officers participate in our Annual Incentive Bonus Plan, which is a short-term incentive plan designed to reward the achievement of pre-established goals determined by the Compensation Committee to be critical to the Company’s success.  In order to directly align our named executive officers’ short-term incentive compensation with that of our overall performance, these pre-established goals consist entirely of corporate (as opposed to individual) objectives.  For fiscal 2014, the named executive officers’ annual short-term incentive opportunities were as follows:

	% of Base Salary
Title	Threshold	Target	Maximum
Former President & CEO	50	100	200
Executive Vice President	37.5	75	150
Senior Vice Presidents	22.5	45	90

In recognition of the increased amount of equity granted in 2014 (resulting from the elimination of retirement plan contributions), a portion of which was delivered in the form of performance share units having a return on invested capital (ROIC) component, we eliminated ROIC, which had been utilized in prior fiscal years, as a 2014 objective under our Annual Incentive Bonus Plan.  In addition, in an effort to build momentum during the year, we established semi-annual, rather than annual, comparable store sales targets for fiscal 2014.  As a result, the Compensation Committee recommended, and the full Board approved, the following objectives and associated weightings under the Annual Incentive Bonus Plan.

Objective	Weighting (%)	Threshold	Target	Maximum
Net Earnings(a)	60	$12,900,000	$16,100,000	$22,500,000
Comparable Store Sales Growth (First Half)(b)	20	0.0%	1.8%	3.8%
Comparable Store Sales Growth (Second Half)(b)	20	1.5%	4.1%	6.1%

(a) Calculated before unusual, non-operating gains and losses.
(b) Includes ecommerce sales.

For fiscal 2014, the Compensation Committee established target levels that it believed were achievable, but also substantially uncertain.  The Compensation Committee retains full discretion to award or withhold in its entirety, or to increase or decrease the amount of, short-term incentive plan compensation regardless of the attainment, or failure to attain, the relevant performance goal(s) (except that short-term incentive plan compensation cannot be increased in the case of compensation meant to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code).

For fiscal 2014, the Company did not achieve its threshold results against its corporate objectives, so no short-term incentive plan compensation was paid to our named executive officers.

Long-Term Incentives.  We believe that compensation through equity grants directly aligns the interests of management with those of the Company’s shareholders.  The Stock Incentive Plan provides for the grant of stock options at exercise prices equal to the fair market value (the mean of the high and low quoted selling prices) of Pep Boys stock on the date of grant, and for the grant of restricted stock units.

As previously described above, beginning in fiscal 2014, in lieu of historically made retirement plan contributions, we increased the target percentage of base salary that long-term incentive grants represent.  Such grants were delivered in the form of 40% performance-based vesting restricted stock units (PSUs), 40% stock options and 20% time-based vesting restricted stock units (RSUs). Stock options have a seven-year term and vest over three years.  RSUs similarly vest over three years.  Two-thirds of the 2014 PSUs are tied to the Company achieving at least a threshold return on invested capital and one-third are tied to achieving at least a threshold level of total shareholder return measured relative to our peer group.  Both performance-based PSU metrics are measured as of the end of the ensuing three-year performance period.  The Compensation Committee established target grant values for these long-term incentive components that, when added to the other components of compensation are intended to aggregate to a total target remuneration that is competitive with the market median of our peer group.

In fiscal 2014, after considering the relative position of each named executive officer’s total compensation to the market median of our peer group, the Compensation Committee recommended, and the full Board approved, the following long-term incentive levels as a percentage of base salary.

Title	Target % of Base Salary	2014 Actual Grant as a % of Base Salary

Former President & CEO	200%	200%
Executive Vice President	100%	100%
Senior Vice Presidents	80%	80%

In addition, in connection with the resignation of our former President & Chief Executive Officer, the Compensation Committee recommended, and the full Board approved, the award of retention incentives to each of our senior executives, including the named executive officers David Stern, Chris Adams, and John Kelly.  On September 26, 2014, each of these executives was granted restricted stock units with a value equal to 50% of their then current base salary and generally vesting, subject to the executive’s continued employment, through December 31, 2015.

Nonqualified Deferred Compensation.  As described above, (i) for fiscal 2014, we eliminated Company contributions under the Deferred Compensation Plan and (ii) for calendar 2015, we eliminated Company contributions under the Account Plan (supplemental executive retirement plan).  Because the Company did not achieve certain pre-established Net Earnings targets, no Company contributions were made under our Account Plan in fiscal 2014.

Other Benefits.  We do not offer executive perquisites other than an auto allowance that was provided to our former Chief Executive Officer, Mr. Odell.  Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability, in each case, on the same basis as other employees, subject to applicable laws.  Our named executive officers also are eligible to participate in the Pep Boys Savings Plan, which is a broad-based 401(k) plan made available to all employees, but for Internal Revenue Code testing purposes we limit employer matching contributions to 0.5% of our named executive officers’ salary per year.  We also provide vacation and other paid holidays to all employees, including our named executive officers.

Employment Agreements.  All of our named executive officers (other than the interim Chief Executive Officer) have Change of Control Agreements that provide for double trigger severance benefits upon a termination following a change of control. The purpose of the Change of Control Agreements is to provide an incentive for our officers to remain in our employment and continue to focus on the best interests of Pep Boys without regard to any potential loss of employment due to a possible change of control.

In addition, our Stock Incentive Plan provides that all equity awards issued subsequent to 2012 do not automatically vest upon the occurrence of a change of control, but rather only following a business combination, asset sale or liquidation transaction if the surviving company or successor does not assume such awards or convert them into awards of equivalent value (i.e. we have put in place double trigger vesting).

We have also entered into Non-Competition Agreements with each of our named executive officers, other than the interim Chief Executive Officer, in order to prevent any of them from soliciting our employees or competing with us if they were to leave Pep Boys of their own volition.  As consideration for such restrictive covenants, the Non-Competition Agreements provide for a severance payment to be made to a named executive officer if he is terminated by the Company without “cause.”

The resignation of our former President & Chief Executive Officer was accepted by our Board of Directors as a termination without cause under his Non-Competition Agreement.  Pursuant to the terms of that agreement, in exchange for a severance payment equal to one year’s base salary, Mr. Odell executed a release of any and all claims against the Company and agreed to hold all Company information confidential and not to solicit the Company’s employees for a period of one year.  In addition, in exchange for his agreement not to compete with Company for six months, Mr. Odell was given until March 25, 2015 to exercise certain of his vested stock options and provided with medical benefits and outplacement services until September 25, 2015.

In connection with his appointment as interim Chief Executive Officer, Mr. Sweetwood entered into a letter agreement with the Company, which provides for payment to Mr. Sweetwood of a base salary at the rate of $70,000 per month and for reimbursement of Mr. Sweetwood’s reasonable, out-of-pocket costs for temporary housing in Philadelphia, use of an automobile, and periodic air travel to and from his home in Atlanta, subject to a monthly limit established by the Board.  Mr. Sweetwood is not eligible for director fees or equity awards during his service as interim Chief Executive Officer.  In addition, the Board maintains the authority to award him a discretionary bonus at the conclusion of his service in such capacity.

These agreements are fully described in “Employment Agreements with Named Executive Officers” below.

No Gross-Up Payments.  None of our named executive officers has an agreement that provides for any gross-up to compensate for taxes incurred under Section 4999 of the Internal Revenue Code as a consequence of “golden parachute” payments upon a change of control.

Recoupment Policy (“Clawback”).  We will seek to recover, at the direction of the Compensation Committee, all or a portion of any compensation awarded or paid to a current or former officer, including our named executive officers, during the prior three fiscal years if (i) the amount of such compensation was based on the achievement of certain financial results that were subsequently the subject of a restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws and (ii) a lower award or payment would have been made to the officer based upon the restated financial results.  If, however, the Compensation Committee determines that an officer engaged in misconduct that resulted in the obligation to restate or knew or should have known of such misconduct and failed to take appropriate action, then we will seek to recover the related compensation regardless of the fiscal year in which it was paid.

Share Ownership Guidelines.  Our officers, including our named executive officers (other than the interim Chief Executive Officer), are subject to the following share ownership guidelines:

Title	Multiple of Annual Salary
President & CEO	5x
Executive Vice President	3x
Senior Vice President	2x
Vice President	1x

The share ownership levels may be satisfied through direct share ownership and/or by holding unvested time-based RSUs and vested “in the money” stock options.  Officers have five years from the later of their appointment to their then current position or the establishment of a higher ownership threshold for their position (as described above) to achieve their expected ownership levels.  If in a shortfall position, (i) an officer may not sell Pep Boys Stock and (ii) all net after-tax shares acquired upon the exercise of stock options or the vesting of RSUs or PSUs must be retained.  All of our named executive officers (other than the interim Chief Executive Officer, who is not subject to the guidelines) are either at their expected ownership level or are making the appropriate progress thereto based upon their time in position.  In fiscal 2014, no named executive officer disposed of Pep Boys Stock in violation of our share ownership guidelines.

Anti-hedging/pledging Policy.  Our officers, including our named executive officers and Directors are prohibited from entering into contracts, instruments or other transactions or purchasing securities (a) designed to hedge against their Company stock holdings, (b) that derive their value with or in relation to the price of a share of Company stock (except for transactions such as option exercises under the Stock Incentive Plan) or (c) that utilize Company stock in a margin account or pledge arrangement.

Tax and Accounting Matters.  We consider the tax and accounting impact of each element of compensation in determining the appropriate compensation structure. For tax purposes, under Section 162(m) of the Internal Revenue Code, annual compensation payable to the named executive officers generally must not exceed $1 million in the aggregate during any year to be fully deductible.  The Stock Incentive Plan is currently structured with the intention that stock option grants and performance-based RSUs may qualify as “performance based” compensation that is not subject to the $1 million deduction limit under Section 162(m).  In order to compete effectively for the acquisition and retention of top executive talent, we believe that we must have the flexibility to pay salary, bonus and other compensation that may not be fully deductible under Section 162(m).  Accordingly, the Compensation Committee retains complete authority to authorize payments that may not be deductible under Section 162(m) if it believes that such payments are in the best interests of Pep Boys and our shareholders.  All compensation paid to the named executive officers in fiscal 2014 was fully deductible.

Compensation Committee Report

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based upon our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Pep Boys’ Annual Report on Form 10-K for the fiscal year ended January 31, 2015 filed with the SEC.

This report is submitted by M. Shân Atkins, Robert H. Hotz, James A. Mitarotonda and Andrea M. Weiss.

Summary Compensation Table

The following table provides information regarding the fiscal 2014 compensation for Pep Boys’ interim CEO, CFO and the three other executive officers in position as of the end of fiscal 2014 that received the highest compensation in fiscal 2014, as well as, a former executive.  These executives are referred to herein as the “named executive officers.”  As explained in our Compensation Discussion and Analysis, the compensation provided to our named executive officers consists of base salaries, short-term cash incentives, long-term equity incentives, retirement plan contributions and heath and welfare benefits.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (a)	Option Awards ($) (b)	Non- Equity Incentive Plan Compensation ($) (c)	All Other Compensation ($) (d)	Total ($)

John T. Sweetwood	2014	264,923	—	—	—	—	26,417	291,340
Interim CEO(e)

David R. Stern	2014	404,615	—	446,600	162,400	—	1,187	1,014,802
EVP — CFO(f)	2013	400,000	—	120,000	80,000	—	41,301	641,301
	2012	146,154	—	200,000	—	118,350	23,714	488,218

Christopher J. Adams	2014	354,038	—	348,145	113,680	—	20,357	836,220
SVP — Store Ops(g)	2013	302,885	150,000	154,000	56,000	—	47,853	710,738

John J. Kelly	2014	331,731	—	367,500	120,000	—	223	819,454
SVP — Merch(h)

Thomas J. Carey	2014	354,038	—	349,860	114,240	—	442	818,580
SVP — Chief	2013	355,250	—	85,800	57,200	—	60,583	558,833
Customer Officer(i)	2012	161,538	80,000	70,000	—	77,238	33,635	422,411

Michael R. Odell(j)	2014	597,361	—	996,000	664,000	—	842,375	3,099,736
President & CEO	2013	830,000	—	600,000	400,000	—	150,508	1,980,508
	2012	823,462	—	600,000	400,000	—	17,225	1,840,687

(a)            Represents the grant date fair value calculated under ASC 718.

(b)            Represents the grant date fair value calculated under ASC 718.

(c)             Represents amounts earned under our Annual Incentive Compensation Plan in the year reported, that were paid, or payable but deferred at the executive officer’s election, in the following fiscal year.

(d)            For fiscal 2014, consists of the following dollar amounts:

	Stern	Adams	Kelly	Carey	Odell

Contributed (company match) under our 401(k) Savings Plan	650	—	—	—	650
Paid as an auto allowance	—	—	—	—	11,076
Representing group term life insurance premiums	537	357	223	442	649

For Mr. Sweetwood also includes $26,417 of temporary living and commuting expenses.

For Mr. Adams also includes $20,000 of relocation expenses.

For Mr. Odell also includes a severance payment of $830,000.

(e)             Mr. Sweetwood was appointed interim Chief Executive Officer on September 26, 2014.  Amounts reflected represent compensation received on account of such appointment.  Compensation received on account of Mr. Sweetwood’s service as a Director is reflected in the “Director Compensation Table” on page 11.

(f)              Mr. Stern joined Pep Boys on September 10, 2012.

(g)             Mr. Adams joined Pep Boys on March 11, 2013.

(h)            Mr. Kelly joined Pep Boys on March 3, 2014.

(i)                Mr. Carey joined Pep Boys on August 6, 2012.

(j)               Mr. Odell ceased his employment with Pep Boys on September 26, 2014.

Grants of Plan Based Awards

The following table shows (i) potential payouts under our short-term incentive program assuming specified pre-established corporate objectives were achieved in fiscal 2014, (ii) the customary annual equity grants made in fiscal 2014 in respect of fiscal 2013 service and (iii) retention grants made to the named executive officers in conjunction with Mr. Odell’s resignation.

		Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(a)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	or Units (#)	Options (#)	Awards ($/Sh)	($) (b)

David Stern	—	152,250	304,500	609,000	—	—	—	—
	4/18/14	—	—	—	—	40,907	10.375	162,400
	4/18/14	—	—	—	23,742	—	—	243,600
	9/26/14	—	—	—	21,527	—	—	203,000

Christopher J. Adams	—	79,931	159,863	319,725	—	—	—	—
	4/18/14	—	—	—	—	28,635	10.375	113,680
	4/18/14	—	—	—	16,620	—	—	170,520
	9/26/14	—	—	—	18,836	—	—	177,625

John J. Kelly	—	84,375	168,750	337,500	—	—	—	—
	4/18/14	—	—	—	—	30,227	10.375	120,000
	4/18/14	—	—	—	17,544	—	—	180,000
	9/26/14	—	—	—	19,833	—	—	187,500

Thomas J. Carey	—	80,325	160,650	321,300	—	—	—	—
	4/18/14	—	—	—	—	28,776	10.375	114,240
	4/18/14	—	—	—	16,702	—	—	171,360
	9/26/14	—	—	—	18,929	—	—	178,500

Michael R. Odell	4/18/14	—	—	—	—	167,254	10.375	664,000
	4/18/14	—	—	—	97,076	—	—	996,000

(a)               These columns reflect threshold, target and maximum amounts that were potentially payable under our Annual Incentive Bonus Plan to our named executive officers if certain corporate targets pre-established by our Compensation Committee were achieved in fiscal 2014.  See “Compensation Discussion and Analysis” for a full discussion of our Annual Incentive Bonus Plan and “Summary Compensation Table” for amounts actually earned in fiscal 2014.

(b)               Represents the grant-date fair value calculated under ASC 718.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows information regarding unexercised stock options and unvested RSUs held by the named executive officers as of January 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Yet Vested ($) (a)

David R. Stern	5,118	10,237	(b)	11.855	3/13/2020	—		—
	—	40,907	(c)	10.375	4/18/2021	—		—
	—	—		—	—	6,728	(d)	56,717
	—	—		—	—	10,127	(e)	85,371
	—	—		—	—	15,828	(f)	133,430
						7,914	(c)	66,715
	—	—		—	—	21,527	(g)	181,473

Christopher J. Adams	3,583	7,166	(b)	11.855	3/13/2020	—		—
	—	28,635	(c)	10.375	4/18/2021	—		—
	—	—		—	—	3,982	(h)	33,568
	—	—		—	—	7,089	(e)	59,760
	—	—		—	—	11,080	(f)	93,404
	—	—		—	—	5,540	(c)	46,702
	—	—		—	—	18,836	(g)	158,787

John J. Kelly	—	30,227	(c)	10.375	4/18/2021	—		—
	—	—		—	—	11,696	(f)	98,597
	—	—		—	—	5,848	(c)	49,299
	—	—		—	—	19,833	(g)	167,192

Thomas J. Carey	3,659	7,310	(b)	11.855	3/13/2020	—		—
	—	28,776	(c)	10.375	4/18/2021	—		—
	—	—		—	—	2,522	(i)	21,260
	—	—		—	—	7,241	(e)	61,042
	—	—		—	—	11,135	(f)	93,868
	—	—		—	—	5,567	(c)	46,930
	—	—		—	—	18,929	(g)	159,571

(a)         Based upon the closing price of a share of Pep Boys Stock on January 30, 2015 ($8.43).

(b)         One-half of such options became/become exercisable on each of March 13, 2015 and 2016.

(c)          One-third of such equity became/becomes exercisable on each of April 18, 2015, 2016 and 2017.

(d)         Such RSUs will vest on September 10, 2014.

(e)          Such RSUs will vest on March 13, 2016 if the Company achieves certain predetermined performance criteria.

(f)           Such RSUs will vest on April 18, 2017 if the Company achieves certain predetermined performance criteria.

(g)          Such RSUs will vest on December 31, 2015.

(h)         One-half of such RSUs vested/will vest on each of March 11, 2015 and 2016.

(i)             Such RSUs will vest on August 6, 2015.

Option Exercises and Stock Vested Table

During fiscal 2014, no named executive officer exercised any stock options.  The following table shows information regarding RSUs held by the named executive officers that vested during fiscal 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)

David R. Stern	—	—	6,720	70,627
Christopher J. Adams	—	—	1991	25,485
Thomas J. Carey	—	—	2,523	28,081

Based upon the closing price of a share of Pep Boys Stock on the vesting date.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

Nonqualified Defined Contribution Plan (our Account Plan)

As explained in our Compensation Discussion and Analysis, beginning in 2015, we discontinued all (corporate and individual) contributions under our nonqualified defined contribution plan (our Account Plan).  Individuals can continue to invest their account balances under the Account Plan while employed by Pep Boys to assist with their retirement savings.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

David R. Stern	—	—	48	—	40,048
Christopher J. Adams	—	—	33	—	27,629
Thomas J. Carey	—	—	2,986	—	38,511
Michael R. Odell	—	—	52,248	—	763,963

Nonqualified Deferred Compensation Plan

As explained in our Compensation Discussion and Analysis, beginning in 2014, we discontinued all corporate contributions under our Nonqualified Deferred Compensation Plan.  Individuals can continue to defer up to 20% of their salary and 100% of their bonus and invest such amounts in the Nonqualified Deferred Compensation Plan while employed by Pep Boys to assist with their retirement savings.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Forfeitures ($)	Aggregate Balance at Last FYE ($)

David R. Stern	—	—	(13,613)	—	—	36,087
John J. Kelly	—	29,134	(2)	—	—	29,132
Thomas J. Carey	—	—	(8,576)	—	—	22,735
Michael R. Odell	—	—	(266,427)	—	—	706,283

Employment Agreements with Named Executive Officers

Change of Control Agreements.  All of our named executive officers (other than the interim Chief Executive Officer) have Change of Control Agreements that provide such named executive officer with a payment equal to two times the value of their annual salary, target bonus and welfare benefits (but not retirement benefits or auto allowances) and the vesting of all equity awards if such officer is terminated within two years following a change of control.  A “rabbi” trust agreement has been established to better assure the named executive officers of the satisfaction of Pep Boys’ obligations under their employment agreements following a change of control.  For the purposes of these agreements, a change of control shall be deemed to have taken place if:

•           incumbent directors (those in place on, or approved by two-thirds of those in place on, the date of the execution of the agreements) cease to constitute a majority of our Board;

•           any person becomes the beneficial owner of 35% or more of our voting securities;

•           the consummation of business combination transaction, unless immediately thereafter (1) more than 50% of the voting power of the resulting entity is represented by our shareholders immediately prior to such transaction, (2) no person is the beneficial owner of more than 20% of the resulting entity’s voting securities and (3) at least a majority of the directors of the resulting entity were incumbent directors;

•           a sale of all or substantially all of our assets; or

•           the approval of a complete liquidation or dissolution of Pep Boys.

Non-Competition Agreements.  We have also entered into Non-Competition Agreements with each of our named executive officers (other than the interim Chief Executive Officer) which provide for a severance payment equal to one year’s base salary upon the termination of their employment without cause, in exchange for customary covenants regarding, competition and confidentiality during their employment and for one year thereafter.

Interim Chief Executive Officer Letter Agreement.  In connection with his appointment as interim Chief Executive Officer, Mr. Sweetwood entered into a letter agreement with the Company, which provides for payment to Mr. Sweetwood of a base salary at the rate of $70,000 per month and for reimbursement of Mr. Sweetwood’s reasonable, out-of-pocket costs for temporary housing in Philadelphia, use of an automobile, and periodic air travel to and from his home in Atlanta, subject to a monthly limit established by the Board.  Mr. Sweetwood is not eligible for director fees or equity awards during his service as interim Chief Executive Officer.  In addition, the Board maintains the authority to award him a discretionary bonus at the conclusion of his service as interim Chief Executive Officer.

Potential Payments Upon Termination or Change of Control

The following table shows information regarding the payments and benefits that each named executive officer would have received under his Non-Competition Agreement assuming that he was terminated without cause as of January 31, 2015.

Name	Cash Payment ($)

David R. Stern	406,000
Christopher J. Adams	355,250
John J. Kelly	375,000
Thomas J. Carey	357,000

The following table shows information regarding the payments and benefits that each named executive officer would have received under his Change of Control Agreement assuming that he was terminated immediately upon a change of control as of January 31, 2015.

Name	2X Base Salary ($)	2X Target Bonus ($)	2X Health and Welfare Benefits ($)	Value of Accelerated Vesting of Outstanding Equity Awards ($)(a)	Total ($)

David R. Stern	812,000	609,000	11,445	523,705	1,956,150
Christopher J. Adams	710,500	319,725	12,004	392,223	1,434,452
John J. Kelly	750,000	337,500	7,306	315,088	1,409,894
Thomas J. Carey	714,000	321,300	11,209	382,671	1,429,180

(a)         Represents the value of the accelerated vesting of all “in the money” stock options and RSUs at the closing price of a share of PBY Stock on January 31, 2015 ($8.43).

PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act, we are seeking advisory shareholder approval of the compensation of our named executive officers as disclosed in the section of this proxy statement titled “EXECUTIVE COMPENSATION.”  Shareholders are being asked to vote on the following advisory resolution:

Resolved, that the compensation of Pep Boys’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion is hereby approved.

The compensation of our named executive officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Compensation Committee and the full Board believe, promote the creation of long-term shareholder value.  As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation, the terms of our Annual Incentive Bonus Program and long-term incentive awards, as well as the terms of our employment agreements with the named executive officers, are all designed to enable Pep Boys to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the full Board believe that the design of our executive compensation program and the compensation awarded to named executive officers thereunder, fulfill this objective.

The Company’s shareholders previously voted in favor of an annual frequency of future advisory votes on executive compensation.

Shareholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which discusses in detail how our compensation program implements our compensation philosophy.

Although the vote is non-binding, the Compensation Committee and full Board will review the voting results in connection with their ongoing evaluation of our executive compensation program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL NO. 3 — PROPOSAL TO RATIFY THE APPOINTMENT OF

DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm with respect to the consolidated financial statements of Pep Boys and its subsidiaries for the fiscal year ending January 30, 2016. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended January 31, 2015.

A representative of Deloitte & Touche LLP is expected to be present at the 2015 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so.  The representative is also expected to be available to respond to appropriate questions of shareholders.

If the shareholders do not ratify the appointment of Deloitte & Touche LLP, another independent registered public accounting firm recommended by the Audit Committee will be considered by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR”

THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% holders to file initial reports of ownership and reports of changes in ownership of Pep Boys Stock.  Based solely upon a review of copies of such reports, we believe that during fiscal 2014, our directors, executive officers and 10% holders complied with all applicable Section 16(a) filing requirements.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple shareholders, sharing an address, unless we have received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of proxy materials, as applicable, to any shareholder at your address. If you wish to receive a separate copy of proxy materials, you may call us at 1-(800) 737-2697, or send a written request to Pep Boys, 3111 West Allegheny Avenue, Philadelphia, PA 19132, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

PROPOSALS OF SHAREHOLDERS

All proposals which any shareholder wishes to present at the 2016 Annual Meeting and to have included in the Board of Directors’ proxy materials relating to that meeting must be received no later than       .  Such proposals should be sent to:

The Pep Boys — Manny, Moe & Jack

3111 West Allegheny Avenue

Philadelphia, PA 19132

Attention: Secretary

Any shareholder proposal that does not comply with the applicable requirements of Rule 14a-8 under the Securities Exchange Act of 1934 will not be included in the Board of directors’ proxy materials for the 2016 Annual Meeting.

Our bylaws provide an alternative procedure for submitting shareholder proposals.  While a shareholder proposal submitted in accordance with the following procedures may be presented at a meeting, such proposal is not required to be included in any Board of Directors’ proxy materials relating to that meeting.  In order to present an item of business at a shareholders’ meeting, a shareholder’s notice must be received by us not less than 50 nor more than 75 days prior to the date of the scheduled shareholders’ meeting.  If the public announcement of the holding of the shareholders’ meeting was given less than 65 days prior to the date of such meeting, then a shareholder’s notice received by us within ten days of the date of such public announcement will be considered timely.  The shareholder’s notice should be sent to:

The Pep Boys — Manny, Moe & Jack

3111 West Allegheny Avenue

Philadelphia, PA 19132

Attention: Secretary

The shareholder’s notice shall set forth all of the following information:

•                       the name and address of the shareholder;

•                       a representation that the shareholder intends to appear in person or by proxy at the 2016 Annual Meeting; and

•                       a general description of each item of business proposed to be brought before the 2016 Annual Meeting.

The presiding officer of the 2016 Annual Meeting may refuse to consider any business attempted to be brought before any shareholder meeting that does not comply with these procedures.

In order for shareholder proposals that are submitted outside of SEC Rule 14a-8 and are intended to be considered by the shareholders at the 2016 Annual Meeting to be considered “timely” for purposes of SEC Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Secretary of Pep Boys not less than 50 days prior to the date of the scheduled shareholders’ meeting.  If a shareholder fails to provide such timely notice of a proposal to be presented at the 2016 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

OTHER BUSINESS

Our board knows of no other business to be brought before the 2015 Annual Meeting. If, however, any other business should properly come before the 2015 Annual Meeting, the persons named in the accompanying WHITE proxy card will vote the proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

ANNUAL REPORT ON FORM 10-K

WE WILL PROVIDE, FREE OF CHARGE, UPON THE WRITTEN REQUEST OF ANY PERSON SOLICITED BY THE PROXY STATEMENT, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR.  SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO:

The Pep Boys — Manny, Moe & Jack

3111 West Allegheny Avenue

Philadelphia, PA 19132

Attention: Secretary

BY ORDER OF THE BOARD OF DIRECTORS

Brian D. Zuckerman
Secretary

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM GAMCO OR ANY PERSON OTHER THAN PEP BOYS EVEN AS A PROTEST VOTE AGAINST GAMCO OR GAMCO’S NOMINEES. Any proxy you sign from GAMCO for any reason could invalidate previous WHITE proxy cards sent by you to support Pep Boys’ Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the 2015 Annual Meeting as described in this proxy statement.

IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY GAMCO

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Appendix A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Executive Officers”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our shareholders in connection with our 2015 annual meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and nominees are set forth under Proposal No. 1 of this Proxy Statement, titled “Election of Directors.” The names of our directors and nominees are set forth below and the business address for all our directors and nominees is c/o The Pep Boys - Manny, Moe & Jack, 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132.

Nominees:

Jane Scaccetti
John T. Sweetwood
Robert H. Hotz
James A. Mitarotonda
Nick White
Robert Rosenblatt

Andrea M. Weiss

Robert L. Nardelli

Executive Officers

The principal occupations of our executive officers who are considered Participants are set forth below. The principal occupation refers to his position with Pep Boys, and the business address is c/o The Pep Boys - Manny, Moe & Jack, 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132.

John T. Sweetwood—Interim Chief Executive Officer

David R. Stern—Executive Vice President and Chief Financial Officer

Brian D. Zuckerman—Senior Vice President, General Counsel & Secretary

Information Regarding Ownership of Company Securities by Participants

The number of shares of Pep Boys common stock beneficially owned by our directors and named executive officers as of May       , 2015 is set forth under the “Share Ownership” section of this Proxy Statement.

Information Regarding Transactions in Pep Boys Securities by Participants

The following table sets forth information regarding purchases and sales of Pep Boys securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description
Robert H. Hotz	6/12/2013	7,676	Acquisition - Grant of deferred stock units
	6/11/2014	8,222	Acquisition - Grant of deferred stock units

James A. Mitarotonda	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	7/1/2013	522	Acquisition - Exercise of stock options
	10/1/2013	50,000	Disposition - Open market sale of common stock by Barington Companies Equity Partners, L.P.
	10/2/2013	25,000	Disposition - Open market sale of common stock by Barington Companies Equity Partners, L.P.
	12/13/2013	50,000	Disposition - Open market sale of common stock by Barington Companies Equity Partners, L.P.
	12/16/2013	50,000	Disposition - Open market sale of common stock by Barington Companies Equity Partners, L.P.
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

Robert L. Nardelli	3/2/2015	2,448	Acquisition - Grant of deferred stock units

Robert Rosenblatt	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

Jane Scaccetti	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

David R. Stern	9/10/2013	1,914	Disposition - shares withheld to satisfy tax liability incident to vesting and delivery of shares underlying restricted stock units
	4/18/2014	7,914	Acquisition - Grant of restricted stock units
	4/18/2014	40,907	Acquisition - Grant of stock options
	4/18/2014	15,828	Acquisition - Grant of performance-based stock
	9/10/2014	1,838	Disposition - shares withheld to satisfy tax liability incident to vesting and delivery of shares underlying restricted stock units
	9/26/2014	21,527	Acquisition - Grant of restricted stock units
	4/18/2015	698	Disposition - shares withheld to satisfy tax liability incident to vesting and delivery of shares underlying restricted stock units
	4/28/2015	9,071	Acquisition - Grant of restricted stock units
	4/28/2015	53,488	Acquisition - Grant of stock options
	4/28/2015	18,141	Acquisition - Grant of performance-based stock

John T. Sweetwood	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

Name	Transaction Date	# of Shares	Transaction Description
Andrea M. Weiss	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

Nick White	6/12/2013	6,639	Acquisition - Grant of deferred stock units
	7/3/2013	477	Acquisition - Exercise of stock options
	7/3/2013	477	Disposition - Open market sale of common stock
	6/11/2014	7,111	Acquisition - Grant of deferred stock units

Brian D. Zuckerman	4/8/2014	4,239	Disposition- Shares distributed pursuant to a pre-established distribution election made under The Pep Boys Deferred Compensation Plan
	4/9/2014	3,604	Acquisition- Shares received, net of tax withholding, upon distribution from The Pep Boys Deferred Compensation Plan
	4/18/2014	5,658	Acquisition - Grant of restricted stock units
	4/18/2014	29,247	Acquisition - Grant of stock options
	4/18/2014	11,317	Acquisition - Grant of performance-based stock
	9/26/2014	18,081	Acquisition - Grant of restricted stock units
	4/13/2015	6,501	Disposition- Shares distributed pursuant to a pre-established distribution election made under The Pep Boys Deferred Compensation Plan
	4/13/2015	4,703	Acquisition- Shares received, net of tax withholding, upon distribution from The Pep Boys Deferred Compensation Plan
	4/18/2015	505	Disposition - shares withheld to satisfy tax liability incident to vesting and delivery of shares underlying restricted stock units
	4/28/2015	6,607	Acquisition - Grant of restricted stock units
	4/28/2015	38,931	Acquisition - Grant of stock options
	4/28/2015	13,214	Acquisition - Grant of performance-based stock

Miscellaneous Information Regarding Participants

Except as described in this Appendix A or the proxy statement, none of the “participants” (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of us or any of our subsidiaries, (ii) has purchased or sold any of such securities within the past two years or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the proxy statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the proxy statement, neither we nor any of the “participants” has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Appendix A or the proxy statement, none of us, the “participants” or any of their associates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000. Other than as set forth in this Appendix A or the proxy statement, none of us, any of the “participants” or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

THE PEP BOYS — MANNY, MOE & JACK

The Board of Directors recommends you vote FOR ALL director nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3.

		For All	Withhold All	For All Except
1. Election of Directors of the Company to serve until the 2016 Annual Meeting of Shareholders.		☐	☐	☐

Nominees:
01) Jane Scaccetti
02) John T. Sweetwood
03) Robert H. Hotz
04) James A. Mitarotonda
05) Nick White
06) Robert Rosenblatt
07) Andrea M. Weiss
08) Robert L. Nardelli

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

		For	Against	Abstain

2. Advisory resolution to approve the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2015 as disclosed in the Company’s Annual Meeting Proxy Statement.		☐	☐	☐

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)		Date

PRELIMINARY PROXY CARD,
SUBJECT TO COMPLETION DATED MAY 22, 2015

THE PEP BOYS – MANNY, MOE & JACK
2015 Annual Meeting of Shareholders
July 10, 2015
This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or internet, and appoint Brian D. Zuckerman and David R. Stern, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of The Pep Boys — Manny, Moe & Jack, a Pennsylvania corporation (the “Company”), that you are entitled to vote at the Annual Meeting of Shareholders to be held on July 10, 2015, at [•], and any adjournment, postponement continuation or rescheduling thereof. The undersigned acknowledges receipt of the Notice of the Annual Meeting and proxy statement dated [•], 2015.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting subject to the conditions described in the Company’s Annual Meeting proxy statement. Unless you specifically instruct otherwise, this proxy confers discretionary authority to cumulate votes for any or all of the nominees for election as directors for which authority to vote has not been withheld, in accordance with the instruction of the Board of Directors or an authorized committee thereof. If you wish to provide vote allocation instructions, you must submit the proxy card by mail and should hand mark the number of votes you wish to allocate to any particular nominee next to the name of such nominee. You do not need to check the “FOR ALL” box to allocate votes among all of our director nominees. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the Board of Directors or an authorized committee thereof will retain discretionary authority to cast your remaining votes, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box. NOTE: If you hold your shares in street name and wish to provide vote allocation instructions, you must contact your broker, banker or other custodian for instructions.

Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

This proxy, when properly executed, will be voted in the manner directed herein. Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors’ recommendations. Unless a contrary direction is indicated, this proxy will be voted “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

Continued and to be signed on reverse side